ASSET PURCHASE AGREEMENT

Among

LN ENERGY 1 LLC

(“Seller”), and

CSRE PROPERTIES SANDERSVILLE, LLC

(“Buyer”) and

KB3 MANAGEMENT INC.

(“Parent”)

Dated June 16, 2024

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of June 16, 2024, is entered into between CSRE Properties Sandersville, LLC, a Georgia limited liability company (“Buyer”), LN Energy 1 LLC, a Georgia limited liability company (“Seller”) and, solely for purposes of Article VII, KB3 Management Inc., a Georgia corporation (“Parent”). Capitalized terms used in this Agreement and not otherwise defined have the meanings given to such terms in Schedule A attached hereto.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, assign, transfer, convey and deliver to Buyer, certain leases and power agreements, together with all equipment, bitcoin mining infrastructure and tenant improvements used or held for use by Seller, all as set forth on Schedule B attached hereto (the “Purchased Assets”); and

WHEREAS, Parent is the sole owner of Seller and will receive a substantial benefit in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each party hereby agrees as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, and in reliance upon the representations and warranties made by Seller to Buyer, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Liens, all of Seller’s right, title, and interest in, to, and under the Purchased Assets.

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include any assets not included on Schedule B attached hereto (collectively, the “Excluded Assets”).

Section 1.03 Assumed Liabilities. In connection with the purchase and sale of the Purchased Assets, and simultaneously with the sale, assignment, transfer, conveyance and delivery to Buyer, as applicable, of the Purchased Assets, at the Closing, Buyer shall assume and pay, discharge and perform, as and when due only the Liabilities of Seller that arise on or after Closing under each Assumed Contract (collectively, the “Assumed Liabilities”).

Section 1.04 Excluded Liabilities. EXCEPT FOR THE ASSUMED LIABILITIES, BUYER SHALL NOT AND DOES NOT ASSUME ANY LIABILITIES OF SELLER (OR ANY PREDECESSOR OF SELLER OR ANY PRIOR OWNER OF ALL OR ANY PART OF THE SELLER’S BUSINESS OR THE PURCHASED ASSETS) OR ITS AFFILIATES, WHETHER

OR NOT ARISING OUT OF OR RELATING TO THE PURCHASED ASSETS OR SELLER’S BUSINESS OR ANY OTHER ASSETS OF SELLER OR ITS AFFILIATES. ALL SUCH LIABILITIES (“EXCLUDED LIABILITIES”) SHALL AFTER CLOSING REMAIN THE EXCLUSIVE RESPONSIBILITY OF SELLER OR ITS AFFILIATES (AS APPLICABLE) AND SELLER SHALL PAY AND DISCHARGE SUCH LIABILITIES AS AND WHEN DUE.

Section 1.05 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $3,200,000 (the “Purchase Price”). Buyer shall pay the Purchase Price by wire transfer to Seller of immediately available funds in accordance with the wire transfer instructions provided by Seller to Buyer at least two (2) days prior to Closing.

Section 1.06 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities shall be allocated as Buyer shall determine in its reasonable discretion (the “Purchase Price Allocation”). The Purchase Price Allocation shall be prepared in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and Buyer shall provide such Purchase Price Allocation to Seller following its preparation. Buyer and Seller shall file all returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (“Tax Returns”) in a manner consistent with the Purchase Price Allocation.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE II CLOSING

Section 2.01 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by Buyer and Seller, take place via fax, .pdf or other electronic transmission of signature pages and other deliveries at the Closing, on the later of (a) the date that is three (3) business days after the conditions set forth in Article VI that are required to be satisfied prior to Closing have been satisfied or waived (other than those to be satisfied at the Closing, but subject to their satisfaction or waiver at the Closing), and (b) such other date and time as to which Buyer and Seller agree in writing. The date of the Closing is referred to herein as the “Closing Date.” The Closing shall be effective for all purposes as of 12:01 a.m. eastern time on the Closing Date.

Section 2.02 Closing Deliverables.

(a)
At the Closing, Seller shall deliver to Buyer the following:
(i)
a bill of sale and assignment and assumption agreement in form and substance satisfactory to Buyer (the “Bill of Sale and Assignment and Assumption Agreement”) and duly executed by Seller, transferring the Purchased Assets to Buyer and effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(ii)
tax clearance certificates from the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns in connection with the transactions contemplated by this Agreement and evidence of the payment in full or other satisfaction of any Taxes owed by Seller in those jurisdictions;
(iii)
a certificate of the Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the manager and members of Seller, which authorize the execution, delivery, and performance of this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and (B) the authenticity of attached copies of the Organizational Documents of Seller;
(iv)
a non-foreign person affidavit that complies with the requirements of Section 1445 of the Code, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
(v)
all keys, electronic codes, electronic key cards, passwords and any and all other such security devices, if applicable, to the Leased Real Property;
(vi)
an complete copy of the consent for the Power Agreement in substantially the form attached hereto as Exhibit A, duly executed by all parties thereto;
(vii)
a complete copy of the consent for the Leased Real Property in substantially the form attached hereto as Exhibit B, duly executed by all parties thereto;
(viii)
instruments transferring to Buyer title for any mobile home or vehicle compromising part of the Purchased Assets, duly executed by Seller; and
(ix)
such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.
(b)
At the Closing, Buyer shall deliver to Seller the following:
(i)
the Purchase Price; and
(ii)
the Bill of Sale and Assignment and Assumption Agreement duly executed by Buyer.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Seller has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite manager and member action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Purchased Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (“Person”) or require any permit, License, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller or any of the Purchased Assets are subject (including any Assumed Contract); or (e) result in the creation or imposition of any Liens on the Purchased Assets.

Section 3.03 Title to Purchased Assets. Seller has good, valid and marketable title to, or a valid leasehold or license interest in, all of the Purchased Assets, free and clear of Liens.

Section 3.04 Condition and Sufficiency of Assets. The Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such Purchased Assets are in need of maintenance or repairs except for ordinary, routine maintenance.

Section 3.05 Assumed Contracts. Each of the power agreements set forth in Schedule B (collectively, the “Power Agreements”) and each of the lease agreements set forth Schedule B (collectively, the “Lease Agreements” and together with the Power Agreements, each, an “Assumed Contract” and together, the “Assumed Contracts”) is in full force and effect and is a legal, valid and binding obligation of Seller enforceable in accordance with its terms (and will continue to be in full force and effect following the consummation of the transactions contemplated hereby). Neither Seller nor, to Knowledge of Seller, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), any Assumed Contract. There has not been any notice or threat to terminate any Assumed Contract. No event has occurred which (with or without notice or lapse of time or both) constitutes a breach or default in any material respect of, or permits termination, modification or acceleration of payment or requires any payment under, any Assumed Contract. Correct and complete copies of (i) each Assumed Contract, (ii) all material correspondence related to the Assumed Contracts, and (iii) all material documents relating to the Assumed Contracts, all Licenses, all environmental assessment reports (such as Phase I and Phase II reports) and any other environmental studies in Seller’s possession relating to the Leased Real Property or any Purchased Assets have been made available to Buyer.

Section 3.06 Real Property.

(a)
Seller does not own any real property used in connection with the Purchased Assets. Neither the whole nor any portion of the Leased Real Property has been condemned, requisitioned, expropriated or otherwise taken by any Governmental Authority and, to the Knowledge of Seller, no such condemnation, requisition, expropriation or taking is threatened or contemplated. There are no pending or, to the Knowledge of Seller, threatened changes to any applicable codes or zoning requirements affecting or against all, any portion of or adjacent to the Leased Real Property. There are no (i) public improvements which have been ordered, commenced or completed and for which an assessment may be levied against the Leased Real Property, or (ii) planned improvements which may result in any assessment against the Leased Real Property, in either case which would be the obligation of Seller. There is no Lien applicable to the Leased Real Property that would impair the current use or the occupancy of such Leased Real Property by Buyer. All buildings, structures, fixtures, and appurtenances comprising part of the Leased Real Property were constructed or installed in accordance with all Laws, are structurally sound and in good condition and repair (normal wear and tear excepted), and do not encroach on any property owned by any other Person, and there are no violations of any Law affecting any portion of the Leased Real Property, including violations of any Laws regulating building, zoning, fire, safety, environmental, traffic, flood control or health, and no notice of any such violation has been issued by any Governmental Authority.
(b)
All improvements to the Leased Real Property (including mechanical, electrical and plumbing systems serving such improvements) are in good condition and repair (normal wear and tear excepted), and such improvements are free from structural defects. There are no continuing maintenance, repair or capital improvement obligations with respect to the Leased Real Property. There are no improvements or additions that are required to be removed by the lessee upon termination of any lease or sublease relating to the Leased Real Property and there are no damages, conditions or repairs that the lessee would be obligated to repair, restore or remediate upon termination of such lease or sublease. The Leased Real Property is supplied with utilities and other services adequate for the operation of such Leased Real Property, including adequate water, storm and sanitary sewer, gas, electric, cable and telephone facilities. Seller has obtained all agreements or other rights from any other Person necessary to permit the lawful use and operation of the facilities located on the Leased Real Property or any driveways, roads and other means of egress and ingress to and from the Leased Real Property, and each such agreement or other right is in full force and effect. There is no pending or, to the Knowledge of Seller, threatened Action which could result in the modification or cancellation of such agreements or rights.

(c)
There are no outstanding options, rights of first offer or rights of first refusal to purchase or lease the Leased Real Property or any portion thereof or interest therein. The Leased Real Property is not shared by Seller, on the one hand, and any other Person, on the other hand, or used for any business other than the business including the Purchased Assets. Seller has the right to quiet enjoyment of all of the Leased Real Property. There has been no disturbance of, or challenge to, Seller’s quiet possession of any Leased Real Property for the full term of any applicable lease and any renewal option related thereto.
(d)
There is no pending or, to the Knowledge of Seller, threatened Action against or affecting the Leased Real Property.
(e)
(i) No portion of the Leased Real Property is located within a flood hazard area; (ii) no portion of the Leased Real Property constitutes wetlands; and (iii) no contaminants or other impurities which would violate any standards set by any Governmental Authority are present at the Leased Real Property.
(f)
No impact fees have been imposed, assessed or levied against the Leased Real Property; no impact fees are contemplated by any Governmental Authority to be imposed, assessed or levied against the Leased Real Property and any impact fees imposed, assessed or levied upon the Leased Real Property have been paid in full.

Section 3.07 Environmental Matters.

(a)
Seller is, and has been, in compliance with all Environmental Laws with respect to the Purchased Assets. Seller holds all Licenses required pursuant to Environmental Laws and necessary to own, lease or operate the Purchased Assets and to carry on Seller’s business as now conducted. There has not occurred any default under any such License. Seller has not received any notice from a Governmental Authority that it is (i) in violation of any Environmental Laws or

(ii) subject to any Liability arising under Environmental Laws or any material investigation, remediation or corrective obligation, relating to Seller or the Purchased Assets.

(b)
There is no civil, criminal or administrative demand, notice of violation or Action with respect to Hazardous Materials or Environmental Laws that is pending or, to the Knowledge of Seller, threatened against Seller with respect to the Leased Real Property or the Purchased Assets.
(c)
With regard to the Leased Real Property or the Purchased Assets, there are no events, conditions or circumstances which would interfere with, restrict or prevent, or would be reasonably likely to interfere with, restrict or prevent operation of or use of the Leased Real Property or the Purchased Assets as currently conducted, or which would prevent compliance with Environmental Laws, or which otherwise would be reasonably likely to form the basis of any Action or notice of violation, based on or related to the Release or threatened Release into the environment of any Hazardous Materials or any violation of any Environmental Law.

Without in any way limiting the foregoing, Seller has not, nor, to the Knowledge of Seller, has any other Person Released any Hazardous Materials into the environment in violation of Environmental Laws or in quantities that would give rise to Liability on the part of Seller or require cleanup by Seller under Environmental Laws with respect to the Leased Real Property or any Purchased Assets.

Section 3.08 Legal Proceedings; Governmental Orders.

(a)
There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or by Seller: (i) relating to or affecting Seller’s business or the Purchased Assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.
(b)
There are no outstanding Governmental Orders against, relating to, or affecting Seller’s business or the Purchased Assets.

Section 3.09 Compliance with Laws. Seller is in compliance with all Laws applicable to the conduct of Seller’s business as currently conducted or the ownership and use of the Purchased Assets.

Section 3.10 Licenses. Seller holds all Licenses necessary or advisable for the lawful use and operation of the Purchased Assets. All such Licenses are in good standing and in full force and effect. Seller is in compliance with the terms of such Licenses, and no Action is pending or, to the Knowledge of Seller, threatened seeking the revocation or limitation of any such License. No condition, fact or circumstance exists that would result in, or would be likely to result in, the revocation, limitation, nonrenewal or denial of any License necessary or advisable for the lawful conduct of Seller’s business.

Section 3.11 Anti-Bribery.

(a)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has, directly or indirectly, taken any action with respect to Seller’s business that would cause Seller to be in violation of any provision of any applicable anti- bribery or anti-corruption Law.
(b)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to any Official, or to any other Person under circumstances where Seller or any of its officers, directors, agents, employees, or Persons acting on their behalf knew or had reason to know that all or a portion of such money or thing of value would be offered, promised, or given, directly or indirectly, to any Official, for the purpose of (i) influencing any act or decision of such Official in his or her official capacity, (ii) inducing such Official to do, or omit to do, any act in relation to his or her lawful duty, (iii) securing any improper advantage, or (iv) inducing such Official to influence or affect any act or decision of any Governmental Authority, in each case in order to assist Seller or any of its officers, directors, agents, employees, or Persons acting on its behalf in obtaining or retaining business for or with, or directing business to, any Person with respect to Seller’s business or the Purchased Assets.

Section 3.12 Fraudulent Conveyance. The sale of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration. Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to this Agreement. Seller is not entering into this Agreement or any of the other Transaction Documents with the intent to defraud, delay or hinder its creditors, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not have any such effect. The transactions contemplated in this Agreement or any of the other Transaction Documents will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller to any of the Purchased Assets after Closing.

Section 3.13 Transactions with Related Parties. No member, manager, officer or employee of Seller or any member of such member’s, manager’s, officer’s or employee’s immediate family, or any Affiliate thereof or any entity in which any such Person owns more than a five percent ownership interest (a) owns or has owned any interest in any Purchased Asset or any property or assets owned by Seller used in or pertaining to the Purchased Assets, (b) is a party to any Assumed Contract, (c) has had any business dealings or a direct or indirect financial interest in any transaction with Seller with respect to the Purchased Assets, or (d) owns any interest in, or is a director, officer, owner of, or lender to or borrower from, or has the right to participate in the profits of, any Person which is a competitor, supplier, customer or landlord of the Seller with respect to the Seller’s business.

Section 3.14 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller.

Section 3.15 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Buyer has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite limited liability company action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

Section 4.04 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

ARTICLE V

COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, counsel, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Purchased Assets, except to the extent that Seller can show that such information:

(a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Conduct of Business. Seller agrees that, from the date of this Agreement until the Closing Date, Seller shall conduct the operation of the Purchased Assets in the ordinary course consistent with past practice and shall use its reasonable best efforts to preserve and maintain existing relations with employees, customers, distributors, vendors and other Persons with which Seller has business relations concerning the Purchased Assets. Seller shall not take any action outside of the ordinary course of business consistent with past practice without obtaining the prior written consent of Buyer.

Section 5.03 Access to Information Prior to the Closing. During the period from the date of this Agreement through the Closing Date, Seller shall give Buyer and its accountants, counsel and other representatives access during normal business hours to the offices, facilities, properties, employees, customers, vendors, distributors, books and records of Seller as Buyer may request. As part of such access, during the period from the date of this Agreement through the Closing Date, Buyer shall have the right to contact applicable third parties, including the landlord to the Leased Real Property and power company to the Power Agreement, with respect to the transactions contemplated by this Agreement.

Section 5.04 Public Announcements. Upon execution of this Agreement, Buyer will issue a press release regarding this Agreement and the transactions contemplated hereby; provided that the parties hereto will use reasonably efforts to agree upon the text of such press release prior to its release. Except for the press release referenced in the preceding sentence and as otherwise required by Law or applicable requirements of stock exchanges, neither party shall issue any press release or public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and the parties shall use reasonable efforts to agree upon the text of any such release or announcement prior to its release.

Section 5.05 Security Deposits. Schedule C attached hereto sets forth a true, complete and correct list of all reserves, security and other deposits, advances and prepaid expenses and credits under the Assumed Contracts. Promptly following Closing, the Buyer will pay over to the Seller the aggregate amount of the expenses set forth on Schedule C.

Section 5.06 Bulk Sales Laws. The parties shall comply with any bulk sales, bulk transfer, or similar Laws, of any jurisdiction that may otherwise be applicable, including but not limited to Ga. Stat. Ann. § 48-8-46 and any amendments thereto, with respect to the sale of any or all of the Purchased Assets to Buyer (the “Bulk Sales Laws”). Any Taxes, Liens or other similar amounts incurred by, assessed against, imposed upon or otherwise due from Seller, directly or indirectly, for which Buyer could become personally liable by reason of such Bulk Sales Laws are hereinafter called “Seller’s Taxes.”. Prior to Closing, Seller shall file a final Georgia sales and use tax return and shall request tax clearance for all available Tax types and provide evidence of clearance to Buyer. Seller shall ensure prompt payment of any Seller’s Taxes prior to Closing and provide evidence of same to Buyer. Any Liabilities arising out of the failure of Buyer or Seller to comply with the requirements and provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction shall be treated as Excluded Liabilities.

Section 5.07 Transfer Taxes. All sales, use, registration, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents, if any, shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.08 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Buyer:

(a)
Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to Material Adverse Effect or as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred.
(d)
Certificate. Buyer shall have received at the Closing a certificate dated the Closing Date and validly executed by an executive officer of Seller to the effect that the conditions specified in paragraphs (a), (b) and (c) of this Section 6.01 have been satisfied.
(e)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.
(f)
Deliveries. Seller shall have delivered, or caused the delivery of, all the certificates, instruments, agreements and other documents required to be delivered to Buyer pursuant to Section 2.02(a) of this Agreement.

Section 6.02 Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Seller:

(a)
Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Buyer. Buyer shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.

ARTICLE VII

INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 7.02 Indemnification by Seller and Parent. Subject to the other terms and conditions of this Article VI, Seller and Parent shall jointly and severally indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, any and all losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto;
(c)
any Excluded Assets or any Excluded Liabilities;
(d)
any Third Party Claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing, or arising on or prior to the

Closing Date. For purposes of this Agreement, “Third Party Claim” means notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing;

(e) failure of Buyer or Seller to comply with the Bulk Sales Laws.

Section 7.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VI, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; or
(c)
any Assumed Liabilities.

Section 7.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 7.05 Cumulative Remedies. The rights and remedies provided in this Section VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing by:

(a)
Buyer and Seller by mutual written consent;
(b)
Buyer if the Closing Date shall not have occurred by the close of business on July 31, 2024;
(c)
Buyer, if Buyer is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Seller contained in this Agreement such that the conditions set forth in Sections 6.01(a) or 6.01(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Seller; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured; or
(d)
Seller, if Seller is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Buyer contained in this Agreement such that the conditions set forth in Sections 6.02(a) or 6.02(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Buyer; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured.

Section 8.02 Procedure and Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.01, written notice thereof shall forthwith be given by the terminating party to either Buyer or Seller, as applicable, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties hereto, except that the provisions of Article IX shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any Party hereto of any Liability for any breach of this Agreement, and the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) when received by the addressee if sent via electronic mail (with confirmation of transmission) if sent during normal business hours of the addressee, and on the next business day if sent after normal business hours of the addressee, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to Seller: LN Energy 1 LLC

[REDACTED]

[REDACTED]

[REDACTED]

Attn: Jian Jun Yao

Email: [REDACTED]

with a copy to: ________________

________________

Attn: ___________

Email: __________

If to Buyer: CleanSpark, Inc.

[REDACTED]

[REDACTED]

Attn: Leighton Koehler, General Counsel

Email: [REDACTED]

with a copy to: Cozen O’Connor [REDACTED]

[REDACTED]

[REDACTED]

Attn: Joseph C. Bedwick, Esq. Email: [REDACTED]

Section 9.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 9.05 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits, and the Schedules (other than an exception expressly set forth as such in the Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any purported assignment in violation of this Section shall be null and void. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 9.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)
All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America located in the State of Nevada or the courts of Nevada, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.
(b)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by DocuSign, facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

KB3 MANAGEMENT INC.

By:/s/ Jian Jun Yao

Name: Jian Jun Yao Title: Authorized Signor

Dated: 06/17/2024

LN Energy 1 LLC

By:/s/ Jian Jun Yao

Name: Jian Jun Yao

Title: Manager

Dated: 06/17/2024

CSRE PROPERTIES SANDERSVILLE, LLC

By:/s/ Zachary Bradford

Name: Zachary Bradford

Title: Manager

Dated: 06/17/2024

ASSET PURCHASE AGREEMENT

Among

LN ENERGY 3 LLC

(“Seller”), and

CSRE PROPERTIES SANDERSVILLE, LLC

(“Buyer”) and

KB3 MANAGEMENT INC.

(“Parent”)

Dated June 16, 2024

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of June 16, 2024, is entered into between CSRE Properties Sandersville, LLC, a Georgia limited liability company (“Buyer”), LN Energy 3 LLC, a Georgia limited liability company (“Seller”) and, solely for purposes of Article VII, KB3 Management Inc., a Georgia corporation (“Parent”). Capitalized terms used in this Agreement and not otherwise defined have the meanings given to such terms in Schedule A attached hereto.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, assign, transfer, convey and deliver to Buyer, certain leases and power agreements, together with all equipment, bitcoin mining infrastructure and tenant improvements used or held for use by Seller, all as set forth on Schedule B attached hereto (the “Purchased Assets”); and

WHEREAS, Parent is the sole owner of Seller and will receive a substantial benefit in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each party hereby agrees as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, and in reliance upon the representations and warranties made by Seller to Buyer, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Liens, all of Seller’s right, title, and interest in, to, and under the Purchased Assets.

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include any assets not included on Schedule B attached hereto (collectively, the “Excluded Assets”).

Section 1.03 Assumed Liabilities. In connection with the purchase and sale of the Purchased Assets, and simultaneously with the sale, assignment, transfer, conveyance and delivery to Buyer, as applicable, of the Purchased Assets, at the Closing, Buyer shall assume and pay, discharge and perform, as and when due only the Liabilities of Seller that arise on or after Closing under each Assumed Contract (collectively, the “Assumed Liabilities”).

Section 1.04 Excluded Liabilities. EXCEPT FOR THE ASSUMED LIABILITIES, BUYER SHALL NOT AND DOES NOT ASSUME ANY LIABILITIES OF SELLER (OR ANY PREDECESSOR OF SELLER OR ANY PRIOR OWNER OF ALL OR ANY PART OF THE SELLER’S BUSINESS OR THE PURCHASED ASSETS) OR ITS AFFILIATES, WHETHER

OR NOT ARISING OUT OF OR RELATING TO THE PURCHASED ASSETS OR SELLER’S BUSINESS OR ANY OTHER ASSETS OF SELLER OR ITS AFFILIATES. ALL SUCH LIABILITIES (“EXCLUDED LIABILITIES”) SHALL AFTER CLOSING REMAIN THE EXCLUSIVE RESPONSIBILITY OF SELLER OR ITS AFFILIATES (AS APPLICABLE) AND SELLER SHALL PAY AND DISCHARGE SUCH LIABILITIES AS AND WHEN DUE.

Section 1.05 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $7,080,000 (the “Purchase Price”). Buyer shall pay the Purchase Price by wire transfer to Seller of immediately available funds in accordance with the wire transfer instructions provided by Seller to Buyer at least two (2) days prior to Closing.

Section 1.06 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities shall be allocated as Buyer shall determine in its reasonable discretion (the “Purchase Price Allocation”). The Purchase Price Allocation shall be prepared in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and Buyer shall provide such Purchase Price Allocation to Seller following its preparation. Buyer and Seller shall file all returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (“Tax Returns”) in a manner consistent with the Purchase Price Allocation.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE II

CLOSING

Section 2.01 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by Buyer and Seller, take place via fax, .pdf or other electronic transmission of signature pages and other deliveries at the Closing, on the later of (a) the date that is three (3) business days after the conditions set forth in Article VI that are required to be satisfied prior to Closing have been satisfied or waived (other than those to be satisfied at the Closing, but subject to their satisfaction or waiver at the Closing), and (b) such other date and time as to which Buyer and Seller agree in writing. The date of the Closing is referred to herein as the “Closing Date.” The Closing shall be effective for all purposes as of 12:01 a.m. eastern time on the Closing Date.

Section 2.02 Closing Deliverables.

(a)
At the Closing, Seller shall deliver to Buyer the following:
(i)
a bill of sale and assignment and assumption agreement in form and substance satisfactory to Buyer (the “Bill of Sale and Assignment and Assumption Agreement”) and duly executed by Seller, transferring the Purchased Assets to Buyer and effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(ii)
tax clearance certificates from the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns in connection with the transactions contemplated by this Agreement and evidence of the payment in full or other satisfaction of any Taxes owed by Seller in those jurisdictions;
(iii)
a certificate of the Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the manager and members of Seller, which authorize the execution, delivery, and performance of this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and (B) the authenticity of attached copies of the Organizational Documents of Seller;
(iv)
a non-foreign person affidavit that complies with the requirements of Section 1445 of the Code, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
(v)
all keys, electronic codes, electronic key cards, passwords and any and all other such security devices, if applicable, to the Leased Real Property;
(vi)
a complete copy of the consent for the Power Agreement in substantially the form attached hereto as Exhibit A, duly executed by all parties thereto;
(vii)
a complete copy of the consent for the Leased Real Property in substantially the form attached hereto as Exhibit B, duly executed by all parties thereto;
(viii)
instruments transferring to Buyer title for any mobile home or vehicle compromising part of the Purchased Assets, duly executed by Seller; and
(ix)
such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.
(b)
At the Closing, Buyer shall deliver to Seller the following:
(i)
the Purchase Price; and
(ii)
the Bill of Sale and Assignment and Assumption Agreement duly executed by Buyer.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Seller has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite manager and member action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Purchased Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (“Person”) or require any permit, License, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller or any of the Purchased Assets are subject (including any Assumed Contract); or (e) result in the creation or imposition of any Liens on the Purchased Assets.

Section 3.03 Title to Purchased Assets. Seller has good, valid and marketable title to, or a valid leasehold or license interest in, all of the Purchased Assets, free and clear of Liens.

Section 3.04 Condition and Sufficiency of Assets. The Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such Purchased Assets are in need of maintenance or repairs except for ordinary, routine maintenance.

Section 3.05 Assumed Contracts. Each of the power agreements set forth in Schedule B (collectively, the “Power Agreements”) and each of the lease agreements set forth Schedule B (collectively, the “Lease Agreements” and together with the Power Agreements, each, an “Assumed Contract” and together, the “Assumed Contracts”) is in full force and effect and is a legal, valid and binding obligation of Seller enforceable in accordance with its terms (and will continue to be in full force and effect following the consummation of the transactions contemplated hereby). Neither Seller nor, to Knowledge of Seller, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), any Assumed Contract. There has not been any notice or threat to terminate any Assumed Contract. No event has occurred which (with or without notice or lapse of time or both) constitutes a breach or default in any material respect of, or permits termination, modification or acceleration of payment or requires any payment under, any Assumed Contract. Correct and complete copies of (i) each Assumed Contract, (ii) all material correspondence related to the Assumed Contracts, and (iii) all material documents relating to the Assumed Contracts, all Licenses, all environmental assessment reports (such as Phase I and Phase II reports) and any other environmental studies in Seller’s possession relating to the Leased Real Property or any Purchased Assets have been made available to Buyer.

Section 3.06 Real Property.

(a)
Seller does not own any real property used in connection with the Purchased Assets. Neither the whole nor any portion of the Leased Real Property has been condemned, requisitioned, expropriated or otherwise taken by any Governmental Authority and, to the Knowledge of Seller, no such condemnation, requisition, expropriation or taking is threatened or contemplated. There are no pending or, to the Knowledge of Seller, threatened changes to any applicable codes or zoning requirements affecting or against all, any portion of or adjacent to the Leased Real Property. There are no (i) public improvements which have been ordered, commenced or completed and for which an assessment may be levied against the Leased Real Property, or (ii) planned improvements which may result in any assessment against the Leased Real Property, in either case which would be the obligation of Seller. There is no Lien applicable to the Leased Real Property that would impair the current use or the occupancy of such Leased Real Property by Buyer. All buildings, structures, fixtures, and appurtenances comprising part of the Leased Real Property were constructed or installed in accordance with all Laws, are structurally sound and in good condition and repair (normal wear and tear excepted), and do not encroach on any property owned by any other Person, and there are no violations of any Law affecting any portion of the Leased Real Property, including violations of any Laws regulating building, zoning, fire, safety, environmental, traffic, flood control or health, and no notice of any such violation has been issued by any Governmental Authority.
(b)
All improvements to the Leased Real Property (including mechanical, electrical and plumbing systems serving such improvements) are in good condition and repair (normal wear and tear excepted), and such improvements are free from structural defects. There are no continuing maintenance, repair or capital improvement obligations with respect to the Leased Real Property. There are no improvements or additions that are required to be removed by the lessee upon termination of any lease or sublease relating to the Leased Real Property and there are no damages, conditions or repairs that the lessee would be obligated to repair, restore or remediate upon termination of such lease or sublease. The Leased Real Property is supplied with utilities and other services adequate for the operation of such Leased Real Property, including adequate water, storm and sanitary sewer, gas, electric, cable and telephone facilities. Seller has obtained all agreements or other rights from any other Person necessary to permit the lawful use and operation of the facilities located on the Leased Real Property or any driveways, roads and other means of egress and ingress to and from the Leased Real Property, and each such agreement or other right is in full force and effect. There is no pending or, to the Knowledge of Seller, threatened Action which could result in the modification or cancellation of such agreements or rights.

(c)
There are no outstanding options, rights of first offer or rights of first refusal to purchase or lease the Leased Real Property or any portion thereof or interest therein. The Leased Real Property is not shared by Seller, on the one hand, and any other Person, on the other hand, or used for any business other than the business including the Purchased Assets. Seller has the right to quiet enjoyment of all of the Leased Real Property. There has been no disturbance of, or challenge to, Seller’s quiet possession of any Leased Real Property for the full term of any applicable lease and any renewal option related thereto.
(d)
There is no pending or, to the Knowledge of Seller, threatened Action against or affecting the Leased Real Property.
(e)
(i) No portion of the Leased Real Property is located within a flood hazard area; (ii) no portion of the Leased Real Property constitutes wetlands; and (iii) no contaminants or other impurities which would violate any standards set by any Governmental Authority are present at the Leased Real Property.
(f)
No impact fees have been imposed, assessed or levied against the Leased Real Property; no impact fees are contemplated by any Governmental Authority to be imposed, assessed or levied against the Leased Real Property and any impact fees imposed, assessed or levied upon the Leased Real Property have been paid in full.

Section 3.07 Environmental Matters.

(a)
Seller is, and has been, in compliance with all Environmental Laws with respect to the Purchased Assets. Seller holds all Licenses required pursuant to Environmental Laws and necessary to own, lease or operate the Purchased Assets and to carry on Seller’s business as now conducted. There has not occurred any default under any such License. Seller has not received any notice from a Governmental Authority that it is (i) in violation of any Environmental Laws or

(ii) subject to any Liability arising under Environmental Laws or any material investigation, remediation or corrective obligation, relating to Seller or the Purchased Assets.

(b)
There is no civil, criminal or administrative demand, notice of violation or Action with respect to Hazardous Materials or Environmental Laws that is pending or, to the Knowledge of Seller, threatened against Seller with respect to the Leased Real Property or the Purchased Assets.
(c)
With regard to the Leased Real Property or the Purchased Assets, there are no events, conditions or circumstances which would interfere with, restrict or prevent, or would be reasonably likely to interfere with, restrict or prevent operation of or use of the Leased Real Property or the Purchased Assets as currently conducted, or which would prevent compliance with Environmental Laws, or which otherwise would be reasonably likely to form the basis of any Action or notice of violation, based on or related to the Release or threatened Release into the environment of any Hazardous Materials or any violation of any Environmental Law.

Without in any way limiting the foregoing, Seller has not, nor, to the Knowledge of Seller, has any other Person Released any Hazardous Materials into the environment in violation of Environmental Laws or in quantities that would give rise to Liability on the part of Seller or require cleanup by Seller under Environmental Laws with respect to the Leased Real Property or any Purchased Assets.

Section 3.08 Legal Proceedings; Governmental Orders.

(a)
There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or by Seller: (i) relating to or affecting Seller’s business or the Purchased Assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.
(b)
There are no outstanding Governmental Orders against, relating to, or affecting Seller’s business or the Purchased Assets.

Section 3.09 Compliance with Laws. Seller is in compliance with all Laws applicable to the conduct of Seller’s business as currently conducted or the ownership and use of the Purchased Assets.

Section 3.10 Licenses. Seller holds all Licenses necessary or advisable for the lawful use and operation of the Purchased Assets. All such Licenses are in good standing and in full force and effect. Seller is in compliance with the terms of such Licenses, and no Action is pending or, to the Knowledge of Seller, threatened seeking the revocation or limitation of any such License. No condition, fact or circumstance exists that would result in, or would be likely to result in, the revocation, limitation, nonrenewal or denial of any License necessary or advisable for the lawful conduct of Seller’s business.

Section 3.11 Anti-Bribery.

(a)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has, directly or indirectly, taken any action with respect to Seller’s business that would cause Seller to be in violation of any provision of any applicable anti- bribery or anti-corruption Law.
(b)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to any Official, or to any other Person under circumstances where Seller or any of its officers, directors, agents, employees, or Persons acting on their behalf knew or had reason to know that all or a portion of such money or thing of value would be offered, promised, or given, directly or indirectly, to any Official, for the purpose of (i) influencing any act or decision of such Official in his or her official capacity, (ii) inducing such Official to do, or omit to do, any act in relation to his or her lawful duty, (iii) securing any improper advantage, or (iv) inducing such Official to influence or affect any act or decision of any Governmental Authority, in each case in order to assist Seller or any of its officers, directors, agents, employees, or Persons acting on its behalf in obtaining or retaining business for or with, or directing business to, any Person with respect to Seller’s business or the Purchased Assets.

Section 3.12 Fraudulent Conveyance. The sale of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration. Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to this Agreement. Seller is not entering into this Agreement or any of the other Transaction Documents with the intent to defraud, delay or hinder its creditors, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not have any such effect. The transactions contemplated in this Agreement or any of the other Transaction Documents will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller to any of the Purchased Assets after Closing.

Section 3.13 Transactions with Related Parties. No member, manager, officer or employee of Seller or any member of such member’s, manager’s, officer’s or employee’s immediate family, or any Affiliate thereof or any entity in which any such Person owns more than a five percent ownership interest (a) owns or has owned any interest in any Purchased Asset or any property or assets owned by Seller used in or pertaining to the Purchased Assets, (b) is a party to any Assumed Contract, (c) has had any business dealings or a direct or indirect financial interest in any transaction with Seller with respect to the Purchased Assets, or (d) owns any interest in, or is a director, officer, owner of, or lender to or borrower from, or has the right to participate in the profits of, any Person which is a competitor, supplier, customer or landlord of the Seller with respect to the Seller’s business.

Section 3.14 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller.

Section 3.15 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Buyer has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite limited liability company action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

Section 4.04 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

ARTICLE V

COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, counsel, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Purchased Assets, except to the extent that Seller can show that such information:

(a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Conduct of Business. Seller agrees that, from the date of this Agreement until the Closing Date, Seller shall conduct the operation of the Purchased Assets in the ordinary course consistent with past practice and shall use its reasonable best efforts to preserve and maintain existing relations with employees, customers, distributors, vendors and other Persons with which Seller has business relations concerning the Purchased Assets. Seller shall not take any action outside of the ordinary course of business consistent with past practice without obtaining the prior written consent of Buyer.

Section 5.03 Access to Information Prior to the Closing. During the period from the date of this Agreement through the Closing Date, Seller shall give Buyer and its accountants, counsel and other representatives access during normal business hours to the offices, facilities, properties, employees, customers, vendors, distributors, books and records of Seller as Buyer may request. As part of such access, during the period from the date of this Agreement through the Closing Date, Buyer shall have the right to contact applicable third parties, including the landlord to the Leased Real Property and power company to the Power Agreement, with respect to the transactions contemplated by this Agreement.

Section 5.04 Public Announcements. Upon execution of this Agreement, Buyer will issue a press release regarding this Agreement and the transactions contemplated hereby; provided that the parties hereto will use reasonably efforts to agree upon the text of such press release prior to its release. Except for the press release referenced in the preceding sentence and as otherwise required by Law or applicable requirements of stock exchanges, neither party shall issue any press release or public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and the parties shall use reasonable efforts to agree upon the text of any such release or announcement prior to its release.

Section 5.05 Security Deposits. Schedule C attached hereto sets forth a true, complete and correct list of all reserves, security and other deposits, advances and prepaid expenses and credits under the Assumed Contracts. Promptly following Closing, the Buyer will pay over to the Seller the aggregate amount of the expenses set forth on Schedule C.

Section 5.06 Bulk Sales Laws. The parties shall comply with any bulk sales, bulk transfer, or similar Laws, of any jurisdiction that may otherwise be applicable, including but not limited to Ga. Stat. Ann. § 48-8-46 and any amendments thereto, with respect to the sale of any or all of the Purchased Assets to Buyer (the “Bulk Sales Laws”). Any Taxes, Liens or other similar amounts incurred by, assessed against, imposed upon or otherwise due from Seller, directly or indirectly, for which Buyer could become personally liable by reason of such Bulk Sales Laws are hereinafter called “Seller’s Taxes.”. Prior to Closing, Seller shall file a final Georgia sales and use tax return and shall request tax clearance for all available Tax types and provide evidence of clearance to Buyer. Seller shall ensure prompt payment of any Seller’s Taxes prior to Closing and provide evidence of same to Buyer. Any Liabilities arising out of the failure of Buyer or Seller to comply with the requirements and provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction shall be treated as Excluded Liabilities.

Section 5.07 Transfer Taxes. All sales, use, registration, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents, if any, shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.08 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Buyer:

(a)
Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to Material Adverse Effect or as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred.
(d)
Certificate. Buyer shall have received at the Closing a certificate dated the Closing Date and validly executed by an executive officer of Seller to the effect that the conditions specified in paragraphs (a), (b) and (c) of this Section 6.01 have been satisfied.
(e)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.
(f)
Deliveries. Seller shall have delivered, or caused the delivery of, all the certificates, instruments, agreements and other documents required to be delivered to Buyer pursuant to Section 2.02(a) of this Agreement.

Section 6.02 Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Seller:

(a)
Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Buyer. Buyer shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.

ARTICLE VII

INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 7.02 Indemnification by Seller and Parent. Subject to the other terms and conditions of this Article VI, Seller and Parent shall jointly and severally indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, any and all losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto;
(c)
any Excluded Assets or any Excluded Liabilities;
(d)
any Third Party Claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing, or arising on or prior to the

Closing Date. For purposes of this Agreement, “Third Party Claim” means notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing;

(e) failure of Buyer or Seller to comply with the Bulk Sales Laws.

Section 7.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VI, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; or
(c)
any Assumed Liabilities.

Section 7.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 7.05 Cumulative Remedies. The rights and remedies provided in this Section VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing by:

(a)
Buyer and Seller by mutual written consent;
(b)
Buyer if the Closing Date shall not have occurred by the close of business on July 31, 2024;
(c)
Buyer, if Buyer is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Seller contained in this Agreement such that the conditions set forth in Sections 6.01(a) or 6.01(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Seller; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured; or
(d)
Seller, if Seller is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Buyer contained in this Agreement such that the conditions set forth in Sections 6.02(a) or 6.02(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Buyer; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured.

Section 8.02 Procedure and Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.01, written notice thereof shall forthwith be given by the terminating party to either Buyer or Seller, as applicable, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties hereto, except that the provisions of Article IX shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any Party hereto of any Liability for any breach of this Agreement, and the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) when received by the addressee if sent via electronic mail (with confirmation of transmission) if sent during normal business hours of the addressee, and on the next business day if sent after normal business hours of the addressee, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to Seller: LN Energy 3 LLC

[REDACTED]

[REDACTED]

[REDACTED]

Attn: Jian Jun Yao

Email: [REDACTED]

with a copy to: ________________

________________

Attn: ___________

Email: __________

If to Buyer: CleanSpark, Inc.

[REDACTED]

[REDACTED]

Attn: Leighton Koehler, General Counsel

Email: [REDACTED]

with a copy to: Cozen O’Connor [REDACTED]

[REDACTED]

[REDACTED]

Attn: Joseph C. Bedwick, Esq. Email: [REDACTED]

Section 9.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 9.05 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits, and the Schedules (other than an exception expressly set forth as such in the Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any purported assignment in violation of this Section shall be null and void. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 9.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)
All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America located in the State of Nevada or the courts of Nevada, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.
(b)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by DocuSign, facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

KB3 MANAGEMENT INC.

By:/s/ Jian Jun Yao

Name: Jian Jun Yao Title: Authorized Signor

Dated: 06/17/2024

LN Energy 3 LLC

By:/s/ Jian Jun Yao

Name: Jian Jun Yao

Title: Manager

Dated: 06/17/2024

CSRE PROPERTIES SANDERSVILLE, LLC

By:/s/ Zachary Bradford

Name: Zachary Bradford

Title: Manager

Dated: 06/17/2024

ASSET PURCHASE AGREEMENT

Among

LN ENERGY 4 LLC

(“Seller”), and

CSRE PROPERTIES SANDERSVILLE, LLC

(“Buyer”) and

KB3 MANAGEMENT INC.

(“Parent”)

Dated June 16, 2024

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of June 16, 2024, is entered into between CSRE Properties Sandersville, LLC, a Georgia limited liability company (“Buyer”), LN Energy 4 LLC, a Georgia limited liability company (“Seller”) and, solely for purposes of Article VII, KB3 Management Inc., a Georgia corporation (“Parent”). Capitalized terms used in this Agreement and not otherwise defined have the meanings given to such terms in Schedule A attached hereto.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, assign, transfer, convey and deliver to Buyer, certain leases and power agreements, together with all equipment, bitcoin mining infrastructure and tenant improvements used or held for use by Seller, all as set forth on Schedule B attached hereto (the “Purchased Assets”); and

WHEREAS, Parent is the sole owner of Seller and will receive a substantial benefit in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each party hereby agrees as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, and in reliance upon the representations and warranties made by Seller to Buyer, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Liens, all of Seller’s right, title, and interest in, to, and under the Purchased Assets.

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include any assets not included on Schedule B attached hereto (collectively, the “Excluded Assets”).

Section 1.03 Assumed Liabilities. In connection with the purchase and sale of the Purchased Assets, and simultaneously with the sale, assignment, transfer, conveyance and delivery to Buyer, as applicable, of the Purchased Assets, at the Closing, Buyer shall assume and pay, discharge and perform, as and when due only the Liabilities of Seller that arise on or after Closing under each Assumed Contract (collectively, the “Assumed Liabilities”).

Section 1.04 Excluded Liabilities. EXCEPT FOR THE ASSUMED LIABILITIES, BUYER SHALL NOT AND DOES NOT ASSUME ANY LIABILITIES OF SELLER (OR ANY PREDECESSOR OF SELLER OR ANY PRIOR OWNER OF ALL OR ANY PART OF THE SELLER’S BUSINESS OR THE PURCHASED ASSETS) OR ITS AFFILIATES, WHETHER

OR NOT ARISING OUT OF OR RELATING TO THE PURCHASED ASSETS OR SELLER’S BUSINESS OR ANY OTHER ASSETS OF SELLER OR ITS AFFILIATES. ALL SUCH LIABILITIES (“EXCLUDED LIABILITIES”) SHALL AFTER CLOSING REMAIN THE EXCLUSIVE RESPONSIBILITY OF SELLER OR ITS AFFILIATES (AS APPLICABLE) AND SELLER SHALL PAY AND DISCHARGE SUCH LIABILITIES AS AND WHEN DUE.

Section 1.05 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $4,720,000 (the “Purchase Price”). Buyer shall pay the Purchase Price by wire transfer to Seller of immediately available funds in accordance with the wire transfer instructions provided by Seller to Buyer at least two (2) days prior to Closing.

Section 1.06 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities shall be allocated as Buyer shall determine in its reasonable discretion (the “Purchase Price Allocation”). The Purchase Price Allocation shall be prepared in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and Buyer shall provide such Purchase Price Allocation to Seller following its preparation. Buyer and Seller shall file all returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (“Tax Returns”) in a manner consistent with the Purchase Price Allocation.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE II

CLOSING

Section 2.01 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by Buyer and Seller, take place via fax, .pdf or other electronic transmission of signature pages and other deliveries at the Closing, on the later of (a) the date that is three (3) business days after the conditions set forth in Article VI that are required to be satisfied prior to Closing have been satisfied or waived (other than those to be satisfied at the Closing, but subject to their satisfaction or waiver at the Closing), and (b) such other date and time as to which Buyer and Seller agree in writing. The date of the Closing is referred to herein as the “Closing Date.” The Closing shall be effective for all purposes as of 12:01 a.m. eastern time on the Closing Date.

Section 2.02 Closing Deliverables.

(a)
At the Closing, Seller shall deliver to Buyer the following:
(i)
a bill of sale and assignment and assumption agreement in form and substance satisfactory to Buyer (the “Bill of Sale and Assignment and Assumption Agreement”) and duly executed by Seller, transferring the Purchased Assets to Buyer and effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(ii)
tax clearance certificates from the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns in connection with the transactions contemplated by this Agreement and evidence of the payment in full or other satisfaction of any Taxes owed by Seller in those jurisdictions;
(iii)
a certificate of the Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the manager and members of Seller, which authorize the execution, delivery, and performance of this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and (B) the authenticity of attached copies of the Organizational Documents of Seller;
(iv)
a non-foreign person affidavit that complies with the requirements of Section 1445 of the Code, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
(v)
an complete copy of the consent for the Power Agreement in
substantially the form attached hereto as Exhibit A, duly executed by all parties thereto;
(vi)
receipt of the written consent of the Landlord under that certain Land
Lease Agreement dated June 2, 2022, between The Altamaha Electric Membership Corporation (“Landlord”) and LN Energy 5 LLC, pursuant to which Landlord has leased to LN Energy 5 LLC certain premises containing approximately 10.00 acres, more or less, having an address of 430 Davis Road, in the City of Vidalia, Toombs County, Georgia 30474;
(vii)
instruments transferring to Buyer title for any mobile home or vehicle compromising part of the Purchased Assets, duly executed by Seller; and
(viii)
such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.
(b)
At the Closing, Buyer shall deliver to Seller the following:
(i)
the Purchase Price; and
(ii)
the Bill of Sale and Assignment and Assumption Agreement duly executed by Buyer.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Seller has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite manager and member action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Purchased Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (“Person”) or require any permit, License, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller or any of the Purchased Assets are subject (including any Assumed Contract); or (e) result in the creation or imposition of any Liens on the Purchased Assets.

Section 3.03 Title to Purchased Assets. Seller has good, valid and marketable title to, or a valid leasehold or license interest in, all of the Purchased Assets, free and clear of Liens.

Section 3.04 Condition and Sufficiency of Assets. The Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such Purchased Assets are in need of maintenance or repairs except for ordinary, routine maintenance.

Section 3.05 Assumed Contracts. Each of the power agreements set forth in Schedule B (collectively, the “Power Agreements”) and each of the lease agreements set forth Schedule B (collectively, the “Lease Agreements” and together with the Power Agreements, each, an “Assumed Contract” and together, the “Assumed Contracts”) is in full force and effect and is a legal, valid and binding obligation of Seller enforceable in accordance with its terms (and will continue to be in full force and effect following the consummation of the transactions contemplated hereby). Neither Seller nor, to Knowledge of Seller, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), any Assumed Contract. There has not been any notice or threat to terminate any Assumed Contract. No event has occurred which (with or without notice or lapse of time or both) constitutes a breach or default in any material respect of, or permits termination, modification or acceleration of payment or requires any payment under, any Assumed Contract. Correct and complete copies of (i) each Assumed Contract, (ii) all material correspondence related to the Assumed Contracts, and (iii) all material documents relating to the Assumed Contracts, all Licenses, all environmental assessment reports (such as Phase I and Phase II reports) and any other environmental studies in Seller’s possession relating to the Leased Real Property or any Purchased Assets have been made available to Buyer.

Section 3.06 Real Property.

Seller does not own or lease any real property used in connection with the Purchased Assets.

Section 3.07 Environmental Matters.

(a)
Seller is, and has been, in compliance with all Environmental Laws with respect to the Purchased Assets. Seller holds all Licenses required pursuant to Environmental Laws and necessary to own, lease or operate the Purchased Assets and to carry on Seller’s business as now conducted. There has not occurred any default under any such License. Seller has not received any notice from a Governmental Authority that it is (i) in violation of any Environmental Laws or

(ii) subject to any Liability arising under Environmental Laws or any material investigation, remediation or corrective obligation, relating to Seller or the Purchased Assets.

(b)
There is no civil, criminal or administrative demand, notice of violation or Action with respect to Hazardous Materials or Environmental Laws that is pending or, to the Knowledge of Seller, threatened against Seller with respect to the Leased Real Property or the Purchased Assets.
(c)
With regard to the Leased Real Property or the Purchased Assets, there are no events, conditions or circumstances which would interfere with, restrict or prevent, or would be reasonably likely to interfere with, restrict or prevent operation of or use of the Leased Real Property or the Purchased Assets as currently conducted, or which would prevent compliance with Environmental Laws, or which otherwise would be reasonably likely to form the basis of any Action or notice of violation, based on or related to the Release or threatened Release into the environment of any Hazardous Materials or any violation of any Environmental Law. Without in any way limiting the foregoing, Seller has not, nor, to the Knowledge of Seller, has any other Person Released any Hazardous Materials into the environment in violation of Environmental Laws or in quantities that would give rise to Liability on the part of Seller or require cleanup by Seller under Environmental Laws with respect to the Leased Real Property or any Purchased Assets.

Section 3.08 Legal Proceedings; Governmental Orders.

(a)
There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or by Seller: (i) relating to or affecting Seller’s business or the Purchased Assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.
(b)
There are no outstanding Governmental Orders against, relating to, or affecting Seller’s business or the Purchased Assets.

Section 3.09 Compliance with Laws. Seller is in compliance with all Laws applicable to the conduct of Seller’s business as currently conducted or the ownership and use of the Purchased Assets.

Section 3.10 Licenses. Seller holds all Licenses necessary or advisable for the lawful use and operation of the Purchased Assets. All such Licenses are in good standing and in full force and effect. Seller is in compliance with the terms of such Licenses, and no Action is pending or, to the Knowledge of Seller, threatened seeking the revocation or limitation of any such License. No condition, fact or circumstance exists that would result in, or would be likely to result in, the revocation, limitation, nonrenewal or denial of any License necessary or advisable for the lawful conduct of Seller’s business.

Section 3.11 Anti-Bribery.

(a)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has, directly or indirectly, taken any action with respect to Seller’s business that would cause Seller to be in violation of any provision of any applicable anti- bribery or anti-corruption Law.
(b)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to any Official, or to any other Person under circumstances where Seller or any of its officers, directors, agents, employees, or Persons acting on their behalf knew or had reason to know that all or a portion of such money or thing of value would be offered, promised, or given, directly or indirectly, to any Official, for the purpose of (i) influencing any act or decision of such Official in his or her official capacity, (ii) inducing such Official to do, or omit to do, any act in relation to his or her lawful duty, (iii) securing any improper advantage, or (iv) inducing such Official to influence or affect any act or decision of any Governmental Authority, in each case in order to assist Seller or any of its officers, directors, agents, employees, or Persons acting on its behalf in obtaining or retaining business for or with, or directing business to, any Person with respect to Seller’s business or the Purchased Assets.

Section 3.12 Fraudulent Conveyance. The sale of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration. Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to this Agreement. Seller is not entering into this Agreement or any of the other Transaction Documents with the intent to defraud, delay or hinder its creditors, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not have any such effect. The transactions contemplated in this Agreement or any of the other Transaction Documents will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller to any of the Purchased Assets after Closing.

Section 3.13 Transactions with Related Parties. No member, manager, officer or employee of Seller or any member of such member’s, manager’s, officer’s or employee’s immediate family, or any Affiliate thereof or any entity in which any such Person owns more than a five percent ownership interest (a) owns or has owned any interest in any Purchased Asset or any property or assets owned by Seller used in or pertaining to the Purchased Assets, (b) is a party to any Assumed Contract, (c) has had any business dealings or a direct or indirect financial interest in any transaction with Seller with respect to the Purchased Assets, or (d) owns any interest in, or is a director, officer, owner of, or lender to or borrower from, or has the right to participate in the profits of, any Person which is a competitor, supplier, customer or landlord of the Seller with respect to the Seller’s business.

Section 3.14 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller.

Section 3.15 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Buyer has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite limited liability company action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

Section 4.04 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

ARTICLE V

COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, counsel, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Purchased Assets, except to the extent that Seller can show that such information:

(a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Conduct of Business. Seller agrees that, from the date of this Agreement until the Closing Date, Seller shall conduct the operation of the Purchased Assets in the ordinary course consistent with past practice and shall use its reasonable best efforts to preserve and maintain existing relations with employees, customers, distributors, vendors and other Persons with which Seller has business relations concerning the Purchased Assets. Seller shall not take any action outside of the ordinary course of business consistent with past practice without obtaining the prior written consent of Buyer.

Section 5.03 Access to Information Prior to the Closing. During the period from the date of this Agreement through the Closing Date, Seller shall give Buyer and its accountants, counsel and other representatives access during normal business hours to the offices, facilities, properties, employees, customers, vendors, distributors, books and records of Seller as Buyer may request. As part of such access, during the period from the date of this Agreement through the Closing Date, Buyer shall have the right to contact applicable third parties, including the landlord to the Leased Real Property and power company to the Power Agreement, with respect to the transactions contemplated by this Agreement.

Section 5.04 Public Announcements. Upon execution of this Agreement, Buyer will issue a press release regarding this Agreement and the transactions contemplated hereby; provided that the parties hereto will use reasonably efforts to agree upon the text of such press release prior to its release. Except for the press release referenced in the preceding sentence and as otherwise required by Law or applicable requirements of stock exchanges, neither party shall issue any press release or public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and the parties shall use reasonable efforts to agree upon the text of any such release or announcement prior to its release.

Section 5.05 Security Deposits. Schedule C attached hereto sets forth a true, complete and correct list of all reserves, security and other deposits, advances and prepaid expenses and credits under the Assumed Contracts. Promptly following Closing, the Buyer will pay over to the Seller the aggregate amount of the expenses set forth on Schedule C.

Section 5.06 Bulk Sales Laws. The parties shall comply with any bulk sales, bulk transfer, or similar Laws, of any jurisdiction that may otherwise be applicable, including but not limited to Ga. Stat. Ann. § 48-8-46 and any amendments thereto, with respect to the sale of any or all of the Purchased Assets to Buyer (the “Bulk Sales Laws”). Any Taxes, Liens or other similar amounts incurred by, assessed against, imposed upon or otherwise due from Seller, directly or indirectly, for which Buyer could become personally liable by reason of such Bulk Sales Laws are hereinafter called “Seller’s Taxes.”. Prior to Closing, Seller shall file a final Georgia sales and use tax return and shall request tax clearance for all available Tax types and provide evidence of clearance to Buyer. Seller shall ensure prompt payment of any Seller’s Taxes prior to Closing and provide evidence of same to Buyer. Any Liabilities arising out of the failure of Buyer or Seller to comply with the requirements and provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction shall be treated as Excluded Liabilities.

Section 5.07 Transfer Taxes. All sales, use, registration, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents, if any, shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.08 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Buyer:

(a)
Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to Material Adverse Effect or as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred.
(d)
Certificate. Buyer shall have received at the Closing a certificate dated the Closing Date and validly executed by an executive officer of Seller to the effect that the conditions specified in paragraphs (a), (b) and (c) of this Section 6.01 have been satisfied.
(e)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.
(f)
Deliveries. Seller shall have delivered, or caused the delivery of, all the certificates, instruments, agreements and other documents required to be delivered to Buyer pursuant to Section 2.02(a) of this Agreement.

Section 6.02 Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Seller:

(a)
Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Buyer. Buyer shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.

ARTICLE VII

INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 7.02 Indemnification by Seller and Parent. Subject to the other terms and conditions of this Article VI, Seller and Parent shall jointly and severally indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, any and all losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto;
(c)
any Excluded Assets or any Excluded Liabilities;
(d)
any Third Party Claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing, or arising on or prior to the Closing Date. For purposes of this Agreement, “Third Party Claim” means notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing;

(e) failure of Buyer or Seller to comply with the Bulk Sales Laws.

Section 7.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VI, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; or
(c)
any Assumed Liabilities.

Section 7.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 7.05 Cumulative Remedies. The rights and remedies provided in this Section VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing by:

(a)
Buyer and Seller by mutual written consent;
(b)
Buyer if the Closing Date shall not have occurred by the close of business on July 31, 2024;

(c)
Buyer, if Buyer is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Seller contained in this Agreement such that the conditions set forth in Sections 6.01(a) or 6.01(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Seller; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured; or
(d)
Seller, if Seller is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Buyer contained in this Agreement such that the conditions set forth in Sections 6.02(a) or 6.02(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Buyer; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured.

Section 8.02 Procedure and Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.01, written notice thereof shall forthwith be given by the terminating party to either Buyer or Seller, as applicable, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties hereto, except that the provisions of Article IX shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any Party hereto of any Liability for any breach of this Agreement, and the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) when received by the addressee if sent via electronic mail (with confirmation of transmission) if sent during normal business hours of the addressee, and on the next business day if sent after normal business hours of the addressee, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to Seller: LN Energy 4 LLC

[REDACTED]

[REDACTED]

[REDACTED]

Attn: Jian Jun Yao

Email: [REDACTED]

with a copy to: ________________

________________

Attn: ___________

Email: __________

If to Buyer: CleanSpark, Inc.

[REDACTED]

[REDACTED]

Attn: Leighton Koehler, General Counsel

Email: [REDACTED]

with a copy to: Cozen O’Connor [REDACTED]

[REDACTED]

[REDACTED]

Attn: Joseph C. Bedwick, Esq. Email: [REDACTED]

Section 9.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 9.05 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits, and the Schedules (other than an exception expressly set forth as such in the Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any purported assignment in violation of this Section shall be null and void. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 9.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)
All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America located in the State of Nevada or the courts of Nevada, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.
(b)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by DocuSign, facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

KB3 MANAGEMENT INC.

By:/s/ Jian Jun Yao

Name: Jian Jun Yao Title: Authorized Signor

Dated: 06/17/2024

LN Energy 4 LLC

By:/s/ Jian Jun Yao

Name: Jian Jun Yao

Title: Manager

Dated: 06/17/2024

CSRE PROPERTIES SANDERSVILLE, LLC

By:/s/ Zachary Bradford

Name: Zachary Bradford

Title: Manager

Dated: 06/17/2024

ASSET PURCHASE AGREEMENT

Among

LN ENERGY 5 LLC

(“Seller”), and

CSRE PROPERTIES SANDERSVILLE, LLC

(“Buyer”) and

KB3 MANAGEMENT INC.

(“Parent”)

Dated June 16, 2024

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of June 16, 2024, is entered into between CSRE Properties Sandersville, LLC, a Georgia limited liability company (“Buyer”), LN Energy 5 LLC, a Georgia limited liability company (“Seller”) and, solely for purposes of Article VII, KB3 Management Inc., a Georgia corporation (“Parent”). Capitalized terms used in this Agreement and not otherwise defined have the meanings given to such terms in Schedule A attached hereto.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, assign, transfer, convey and deliver to Buyer, certain leases and power agreements, together with all equipment, bitcoin mining infrastructure and tenant improvements used or held for use by Seller, all as set forth on Schedule B attached hereto (the “Purchased Assets”); and

WHEREAS, Parent is the sole owner of Seller and will receive a substantial benefit in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each party hereby agrees as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, and in reliance upon the representations and warranties made by Seller to Buyer, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Liens, all of Seller’s right, title, and interest in, to, and under the Purchased Assets.

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include any assets not included on Schedule B attached hereto (collectively, the “Excluded Assets”).

Section 1.03 Assumed Liabilities. In connection with the purchase and sale of the Purchased Assets, and simultaneously with the sale, assignment, transfer, conveyance and delivery to Buyer, as applicable, of the Purchased Assets, at the Closing, Buyer shall assume and pay, discharge and perform, as and when due only the Liabilities of Seller that arise on or after Closing under each Assumed Contract (collectively, the “Assumed Liabilities”).

Section 1.04 Excluded Liabilities. EXCEPT FOR THE ASSUMED LIABILITIES, BUYER SHALL NOT AND DOES NOT ASSUME ANY LIABILITIES OF SELLER (OR ANY PREDECESSOR OF SELLER OR ANY PRIOR OWNER OF ALL OR ANY PART OF THE SELLER’S BUSINESS OR THE PURCHASED ASSETS) OR ITS AFFILIATES, WHETHER

OR NOT ARISING OUT OF OR RELATING TO THE PURCHASED ASSETS OR SELLER’S BUSINESS OR ANY OTHER ASSETS OF SELLER OR ITS AFFILIATES. ALL SUCH LIABILITIES (“EXCLUDED LIABILITIES”) SHALL AFTER CLOSING REMAIN THE EXCLUSIVE RESPONSIBILITY OF SELLER OR ITS AFFILIATES (AS APPLICABLE) AND SELLER SHALL PAY AND DISCHARGE SUCH LIABILITIES AS AND WHEN DUE.

Section 1.05 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $3,200,000 (the “Purchase Price”). Buyer shall pay the Purchase Price by wire transfer to Seller of immediately available funds in accordance with the wire transfer instructions provided by Seller to Buyer at least two (2) days prior to Closing.

Section 1.06 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities shall be allocated as Buyer shall determine in its reasonable discretion (the “Purchase Price Allocation”). The Purchase Price Allocation shall be prepared in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and Buyer shall provide such Purchase Price Allocation to Seller following its preparation. Buyer and Seller shall file all returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (“Tax Returns”) in a manner consistent with the Purchase Price Allocation.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE II

CLOSING

Section 2.01 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by Buyer and Seller, take place via fax, .pdf or other electronic transmission of signature pages and other deliveries at the Closing, on the later of (a) the date that is three (3) business days after the conditions set forth in Article VI that are required to be satisfied prior to Closing have been satisfied or waived (other than those to be satisfied at the Closing, but subject to their satisfaction or waiver at the Closing), and (b) such other date and time as to which Buyer and Seller agree in writing. The date of the Closing is referred to herein as the “Closing Date.” The Closing shall be effective for all purposes as of 12:01 a.m. eastern time on the Closing Date.

Section 2.02 Closing Deliverables.

(a)
At the Closing, Seller shall deliver to Buyer the following:
(i)
a bill of sale and assignment and assumption agreement in form and substance satisfactory to Buyer (the “Bill of Sale and Assignment and Assumption Agreement”) and duly executed by Seller, transferring the Purchased Assets to Buyer and effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(ii)
tax clearance certificates from the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns in connection with the transactions contemplated by this Agreement and evidence of the payment in full or other satisfaction of any Taxes owed by Seller in those jurisdictions;
(iii)
a certificate of the Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the manager and members of Seller, which authorize the execution, delivery, and performance of this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and (B) the authenticity of attached copies of the Organizational Documents of Seller;
(iv)
a non-foreign person affidavit that complies with the requirements of Section 1445 of the Code, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
(v)
all keys, electronic codes, electronic key cards, passwords and any and all other such security devices, if applicable, to the Leased Real Property;
(vi)
a complete copy of the consent for the Power Agreement in substantially the form attached hereto as Exhibit A, duly executed by all parties thereto;
(vii)
a complete copy of the consent for the Leased Real Property in substantially the form attached hereto as Exhibit B, duly executed by all parties thereto;
(viii)
instruments transferring to Buyer title for any mobile home or vehicle compromising part of the Purchased Assets, duly executed by Seller; and
(ix)
such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i)
the Purchase Price; and
(ii)
the Bill of Sale and Assignment and Assumption Agreement duly executed by Buyer.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Seller has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite manager and member action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Purchased Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (“Person”) or require any permit, License, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller or any of the Purchased Assets are subject (including any Assumed Contract); or (e) result in the creation or imposition of any Liens on the Purchased Assets.

Section 3.03 Title to Purchased Assets. Seller has good, valid and marketable title to, or a valid leasehold or license interest in, all of the Purchased Assets, free and clear of Liens.

Section 3.04 Condition and Sufficiency of Assets. The Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such Purchased Assets are in need of maintenance or repairs except for ordinary, routine maintenance.

Section 3.05 Assumed Contracts. Each of the power agreements set forth in Schedule B (collectively, the “Power Agreements”) and each of the lease agreements set forth Schedule B (collectively, the “Lease Agreements” and together with the Power Agreements, each, an “Assumed Contract” and together, the “Assumed Contracts”) is in full force and effect and is a legal, valid and binding obligation of Seller enforceable in accordance with its terms (and will continue to be in full force and effect following the consummation of the transactions contemplated hereby). Neither Seller nor, to Knowledge of Seller, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), any Assumed Contract. There has not been any notice or threat to terminate any Assumed Contract. No event has occurred which (with or without notice or lapse of time or both) constitutes a breach or default in any material respect of, or permits termination, modification or acceleration of payment or requires any payment under, any Assumed Contract. Correct and complete copies of (i) each Assumed Contract, (ii) all material correspondence related to the Assumed Contracts, and (iii) all material documents relating to the Assumed Contracts, all Licenses, all environmental assessment reports (such as Phase I and Phase II reports) and any other environmental studies in Seller’s possession relating to the Leased Real Property or any Purchased Assets have been made available to Buyer.

Section 3.06 Real Property.

(a)
Seller does not own any real property used in connection with the Purchased Assets. Neither the whole nor any portion of the Leased Real Property has been condemned, requisitioned, expropriated or otherwise taken by any Governmental Authority and, to the Knowledge of Seller, no such condemnation, requisition, expropriation or taking is threatened or contemplated. There are no pending or, to the Knowledge of Seller, threatened changes to any applicable codes or zoning requirements affecting or against all, any portion of or adjacent to the Leased Real Property. There are no (i) public improvements which have been ordered, commenced or completed and for which an assessment may be levied against the Leased Real Property, or (ii) planned improvements which may result in any assessment against the Leased Real Property, in either case which would be the obligation of Seller. There is no Lien applicable to the Leased Real Property that would impair the current use or the occupancy of such Leased Real Property by Buyer. All buildings, structures, fixtures, and appurtenances comprising part of the Leased Real Property were constructed or installed in accordance with all Laws, are structurally sound and in good condition and repair (normal wear and tear excepted), and do not encroach on any property owned by any other Person, and there are no violations of any Law affecting any portion of the Leased Real Property, including violations of any Laws regulating building, zoning, fire, safety, environmental, traffic, flood control or health, and no notice of any such violation has been issued by any Governmental Authority.
(b)
All improvements to the Leased Real Property (including mechanical, electrical and plumbing systems serving such improvements) are in good condition and repair (normal wear and tear excepted), and such improvements are free from structural defects. There are no continuing maintenance, repair or capital improvement obligations with respect to the Leased Real Property. There are no improvements or additions that are required to be removed by the lessee upon termination of any lease or sublease relating to the Leased Real Property and there are no damages, conditions or repairs that the lessee would be obligated to repair, restore or remediate upon termination of such lease or sublease. The Leased Real Property is supplied with utilities and other services adequate for the operation of such Leased Real Property, including adequate water, storm and sanitary sewer, gas, electric, cable and telephone facilities. Seller has obtained all agreements or other rights from any other Person necessary to permit the lawful use and operation of the facilities located on the Leased Real Property or any driveways, roads and other means of egress and ingress to and from the Leased Real Property, and each such agreement or other right is in full force and effect. There is no pending or, to the Knowledge of Seller, threatened Action which could result in the modification or cancellation of such agreements or rights.

(c)
There are no outstanding options, rights of first offer or rights of first refusal to purchase or lease the Leased Real Property or any portion thereof or interest therein. The Leased Real Property is not shared by Seller, on the one hand, and any other Person, on the other hand, or used for any business other than the business including the Purchased Assets. Seller has the right to quiet enjoyment of all of the Leased Real Property. There has been no disturbance of, or challenge to, Seller’s quiet possession of any Leased Real Property for the full term of any applicable lease and any renewal option related thereto.
(d)
There is no pending or, to the Knowledge of Seller, threatened Action against or affecting the Leased Real Property.
(e)
(i) No portion of the Leased Real Property is located within a flood hazard area; (ii) no portion of the Leased Real Property constitutes wetlands; and (iii) no contaminants or other impurities which would violate any standards set by any Governmental Authority are present at the Leased Real Property.
(f)
No impact fees have been imposed, assessed or levied against the Leased Real Property; no impact fees are contemplated by any Governmental Authority to be imposed, assessed or levied against the Leased Real Property and any impact fees imposed, assessed or levied upon the Leased Real Property have been paid in full.

Section 3.07 Environmental Matters.

(a)
Seller is, and has been, in compliance with all Environmental Laws with respect to the Purchased Assets. Seller holds all Licenses required pursuant to Environmental Laws and necessary to own, lease or operate the Purchased Assets and to carry on Seller’s business as now conducted. There has not occurred any default under any such License. Seller has not received any notice from a Governmental Authority that it is (i) in violation of any Environmental Laws or (ii) subject to any Liability arising under Environmental Laws or any material investigation, remediation or corrective obligation, relating to Seller or the Purchased Assets.
(b)
There is no civil, criminal or administrative demand, notice of violation or Action with respect to Hazardous Materials or Environmental Laws that is pending or, to the Knowledge of Seller, threatened against Seller with respect to the Leased Real Property or the Purchased Assets.
(c)
With regard to the Leased Real Property or the Purchased Assets, there are no events, conditions or circumstances which would interfere with, restrict or prevent, or would be reasonably likely to interfere with, restrict or prevent operation of or use of the Leased Real Property or the Purchased Assets as currently conducted, or which would prevent compliance with Environmental Laws, or which otherwise would be reasonably likely to form the basis of any Action or notice of violation, based on or related to the Release or threatened Release into the environment of any Hazardous Materials or any violation of any Environmental Law.

Without in any way limiting the foregoing, Seller has not, nor, to the Knowledge of Seller, has any other Person Released any Hazardous Materials into the environment in violation of Environmental Laws or in quantities that would give rise to Liability on the part of Seller or require cleanup by Seller under Environmental Laws with respect to the Leased Real Property or any Purchased Assets.

Section 3.08 Legal Proceedings; Governmental Orders.

(a)
There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or by Seller: (i) relating to or affecting Seller’s business or the Purchased Assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.
(b)
There are no outstanding Governmental Orders against, relating to, or affecting Seller’s business or the Purchased Assets.

Section 3.09 Compliance with Laws. Seller is in compliance with all Laws applicable to the conduct of Seller’s business as currently conducted or the ownership and use of the Purchased Assets.

Section 3.10 Licenses. Seller holds all Licenses necessary or advisable for the lawful use and operation of the Purchased Assets. All such Licenses are in good standing and in full force and effect. Seller is in compliance with the terms of such Licenses, and no Action is pending or, to the Knowledge of Seller, threatened seeking the revocation or limitation of any such License. No condition, fact or circumstance exists that would result in, or would be likely to result in, the revocation, limitation, nonrenewal or denial of any License necessary or advisable for the lawful conduct of Seller’s business.

Section 3.11 Anti-Bribery.

(a)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has, directly or indirectly, taken any action with respect to Seller’s business that would cause Seller to be in violation of any provision of any applicable anti- bribery or anti-corruption Law.
(b)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to any Official, or to any other Person under circumstances where Seller or any of its officers, directors, agents, employees, or Persons acting on their behalf knew or had reason to know that all or a portion of such money or thing of value would be offered, promised, or given, directly or indirectly, to any Official, for the purpose of (i) influencing any act or decision of such Official in his or her official capacity, (ii) inducing such Official to do, or omit to do, any act in relation to his or her lawful duty, (iii) securing any improper advantage, or (iv) inducing such Official to influence or affect any act or decision of any Governmental Authority, in each case in order to assist Seller or any of its officers, directors, agents, employees, or Persons acting on its behalf in obtaining or retaining business for or with, or directing business to, any Person with respect to Seller’s business or the Purchased Assets.

Section 3.12 Fraudulent Conveyance. The sale of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration. Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to this Agreement. Seller is not entering into this Agreement or any of the other Transaction Documents with the intent to defraud, delay or hinder its creditors, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not have any such effect. The transactions contemplated in this Agreement or any of the other Transaction Documents will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller to any of the Purchased Assets after Closing.

Section 3.13 Transactions with Related Parties. No member, manager, officer or employee of Seller or any member of such member’s, manager’s, officer’s or employee’s immediate family, or any Affiliate thereof or any entity in which any such Person owns more than a five percent ownership interest (a) owns or has owned any interest in any Purchased Asset or any property or assets owned by Seller used in or pertaining to the Purchased Assets, (b) is a party to any Assumed Contract, (c) has had any business dealings or a direct or indirect financial interest in any transaction with Seller with respect to the Purchased Assets, or (d) owns any interest in, or is a director, officer, owner of, or lender to or borrower from, or has the right to participate in the profits of, any Person which is a competitor, supplier, customer or landlord of the Seller with respect to the Seller’s business.

Section 3.14 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller.

Section 3.15 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Buyer has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite limited liability company action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

Section 4.04 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

ARTICLE V

COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, counsel, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Purchased Assets, except to the extent that Seller can show that such information:

(a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Conduct of Business. Seller agrees that, from the date of this Agreement until the Closing Date, Seller shall conduct the operation of the Purchased Assets in the ordinary course consistent with past practice and shall use its reasonable best efforts to preserve and maintain existing relations with employees, customers, distributors, vendors and other Persons with which Seller has business relations concerning the Purchased Assets. Seller shall not take any action outside of the ordinary course of business consistent with past practice without obtaining the prior written consent of Buyer.

Section 5.03 Access to Information Prior to the Closing. During the period from the date of this Agreement through the Closing Date, Seller shall give Buyer and its accountants, counsel and other representatives access during normal business hours to the offices, facilities, properties, employees, customers, vendors, distributors, books and records of Seller as Buyer may request. As part of such access, during the period from the date of this Agreement through the Closing Date, Buyer shall have the right to contact applicable third parties, including the landlord to the Leased Real Property and power company to the Power Agreement, with respect to the transactions contemplated by this Agreement.

Section 5.04 Public Announcements. Upon execution of this Agreement, Buyer will issue a press release regarding this Agreement and the transactions contemplated hereby; provided that the parties hereto will use reasonably efforts to agree upon the text of such press release prior to its release. Except for the press release referenced in the preceding sentence and as otherwise required by Law or applicable requirements of stock exchanges, neither party shall issue any press release or public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and the parties shall use reasonable efforts to agree upon the text of any such release or announcement prior to its release.

Section 5.05 Security Deposits. Schedule C attached hereto sets forth a true, complete and correct list of all reserves, security and other deposits, advances and prepaid expenses and credits under the Assumed Contracts. Promptly following Closing, the Buyer will pay over to the Seller the aggregate amount of the expenses set forth on Schedule C.

Section 5.06 Bulk Sales Laws. The parties shall comply with any bulk sales, bulk transfer, or similar Laws, of any jurisdiction that may otherwise be applicable, including but not limited to Ga. Stat. Ann. § 48-8-46 and any amendments thereto, with respect to the sale of any or all of the Purchased Assets to Buyer (the “Bulk Sales Laws”). Any Taxes, Liens or other similar amounts incurred by, assessed against, imposed upon or otherwise due from Seller, directly or indirectly, for which Buyer could become personally liable by reason of such Bulk Sales Laws are hereinafter called “Seller’s Taxes.”. Prior to Closing, Seller shall file a final Georgia sales and use tax return and shall request tax clearance for all available Tax types and provide evidence of clearance to Buyer. Seller shall ensure prompt payment of any Seller’s Taxes prior to Closing and provide evidence of same to Buyer. Any Liabilities arising out of the failure of Buyer or Seller to comply with the requirements and provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction shall be treated as Excluded Liabilities.

Section 5.07 Transfer Taxes. All sales, use, registration, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents, if any, shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.08 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Buyer:

(a)
Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to Material Adverse Effect or as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred.
(d)
Certificate. Buyer shall have received at the Closing a certificate dated the Closing Date and validly executed by an executive officer of Seller to the effect that the conditions specified in paragraphs (a), (b) and (c) of this Section 6.01 have been satisfied.
(e)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.
(f)
Deliveries. Seller shall have delivered, or caused the delivery of, all the certificates, instruments, agreements and other documents required to be delivered to Buyer pursuant to Section 2.02(a) of this Agreement.

Section 6.02 Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Seller:

(a)
Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Buyer. Buyer shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.

ARTICLE VII

INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 7.02 Indemnification by Seller and Parent. Subject to the other terms and conditions of this Article VI, Seller and Parent shall jointly and severally indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, any and all losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto;
(c)
any Excluded Assets or any Excluded Liabilities;
(d)
any Third Party Claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing, or arising on or prior to the

Closing Date. For purposes of this Agreement, “Third Party Claim” means notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing;

(e) failure of Buyer or Seller to comply with the Bulk Sales Laws.

Section 7.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VI, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; or
(c)
any Assumed Liabilities.

Section 7.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 7.05 Cumulative Remedies. The rights and remedies provided in this Section VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing by:

(a)
Buyer and Seller by mutual written consent;
(b)
Buyer if the Closing Date shall not have occurred by the close of business on July 31, 2024;
(c)
Buyer, if Buyer is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Seller contained in this Agreement such that the conditions set forth in Sections 6.01(a) or 6.01(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Seller; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured; or
(d)
Seller, if Seller is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Buyer contained in this Agreement such that the conditions set forth in Sections 6.02(a) or 6.02(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Buyer; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured.

Section 8.02 Procedure and Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.01, written notice thereof shall forthwith be given by the terminating party to either Buyer or Seller, as applicable, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties hereto, except that the provisions of Article IX shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any Party hereto of any Liability for any breach of this Agreement, and the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) when received by the addressee if sent via electronic mail (with confirmation of transmission) if sent during normal business hours of the addressee, and on the next business day if sent after normal business hours of the addressee, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to Seller: LN Energy 5 LLC

[REDACTED].

[REDACTED]

[REDACTED]

Attn: Jian Jun Yao

Email: [REDACTED]

with a copy to: ________________

________________

Attn: ___________

Email: __________

If to Buyer: CleanSpark, Inc.

[REDACTED]

[REDACTED]

Attn: Leighton Koehler, General Counsel

Email: [REDACTED]

with a copy to: Cozen O’Connor [REDACTED]

[REDACTED]

[REDACTED]

Attn: Joseph C. Bedwick, Esq. Email: [REDACTED]

Section 9.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 9.05 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits, and the Schedules (other than an exception expressly set forth as such in the Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any purported assignment in violation of this Section shall be null and void. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 9.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)
All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America located in the State of Nevada or the courts of Nevada, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.
(b)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by DocuSign, facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

KB3 MANAGEMENT INC.

By:/s/ Jian Jun Yao

Name: Jian Jun Yao Title: Authorized Signor

Dated: 06/17/2024

LN Energy 5 LLC

By:/s/ Jian Jun Yao

Name: Jian Jun Yao

Title: Manager

Dated: 06/17/2024

CSRE PROPERTIES SANDERSVILLE, LLC

By:/s/ Zachary Bradford

Name: Zachary Bradford

Title: Manager

Dated: 06/17/2024

ASSET PURCHASE AGREEMENT

Among

LN ENERGY 6 LLC

(“Seller”), and

CSRE PROPERTIES SANDERSVILLE, LLC

(“Buyer”) and

KB3 MANAGEMENT INC.

(“Parent”)

Dated June 16, 2024

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of June 16, 2024, is entered into between CSRE Properties Sandersville, LLC, a Georgia limited liability company (“Buyer”), LN Energy 6 LLC, a Georgia limited liability company (“Seller”) and, solely for purposes of Article VII, KB3 Management Inc., a Georgia corporation (“Parent”). Capitalized terms used in this Agreement and not otherwise defined have the meanings given to such terms in Schedule A attached hereto.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, assign, transfer, convey and deliver to Buyer, certain leases and power agreements, together with all equipment, bitcoin mining infrastructure and tenant improvements used or held for use by Seller, all as set forth on Schedule B attached hereto (the “Purchased Assets”); and

WHEREAS, Parent is the sole owner of Seller and will receive a substantial benefit in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each party hereby agrees as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, and in reliance upon the representations and warranties made by Seller to Buyer, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Liens, all of Seller’s right, title, and interest in, to, and under the Purchased Assets.

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include any assets not included on Schedule B attached hereto (collectively, the “Excluded Assets”).

Section 1.03 Assumed Liabilities. In connection with the purchase and sale of the Purchased Assets, and simultaneously with the sale, assignment, transfer, conveyance and delivery to Buyer, as applicable, of the Purchased Assets, at the Closing, Buyer shall assume and pay, discharge and perform, as and when due only the Liabilities of Seller that arise on or after Closing under each Assumed Contract (collectively, the “Assumed Liabilities”).

Section 1.04 Excluded Liabilities. EXCEPT FOR THE ASSUMED LIABILITIES, BUYER SHALL NOT AND DOES NOT ASSUME ANY LIABILITIES OF SELLER (OR ANY PREDECESSOR OF SELLER OR ANY PRIOR OWNER OF ALL OR ANY PART OF THE SELLER’S BUSINESS OR THE PURCHASED ASSETS) OR ITS AFFILIATES, WHETHER

OR NOT ARISING OUT OF OR RELATING TO THE PURCHASED ASSETS OR SELLER’S BUSINESS OR ANY OTHER ASSETS OF SELLER OR ITS AFFILIATES. ALL SUCH LIABILITIES (“EXCLUDED LIABILITIES”) SHALL AFTER CLOSING REMAIN THE EXCLUSIVE RESPONSIBILITY OF SELLER OR ITS AFFILIATES (AS APPLICABLE) AND SELLER SHALL PAY AND DISCHARGE SUCH LIABILITIES AS AND WHEN DUE.

Section 1.05 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $4,400,000 (the “Purchase Price”). Buyer shall pay the Purchase Price by wire transfer to Seller of immediately available funds in accordance with the wire transfer instructions provided by Seller to Buyer at least two (2) days prior to Closing.

Section 1.06 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities shall be allocated as Buyer shall determine in its reasonable discretion (the “Purchase Price Allocation”). The Purchase Price Allocation shall be prepared in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and Buyer shall provide such Purchase Price Allocation to Seller following its preparation. Buyer and Seller shall file all returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (“Tax Returns”) in a manner consistent with the Purchase Price Allocation.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE II

CLOSING

Section 2.01 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by Buyer and Seller, take place via fax, .pdf or other electronic transmission of signature pages and other deliveries at the Closing, on the later of (a) the date that is three (3) business days after the conditions set forth in Article VI that are required to be satisfied prior to Closing have been satisfied or waived (other than those to be satisfied at the Closing, but subject to their satisfaction or waiver at the Closing), and (b) such other date and time as to which Buyer and Seller agree in writing. The date of the Closing is referred to herein as the “Closing Date.” The Closing shall be effective for all purposes as of 12:01 a.m. eastern time on the Closing Date.

Section 2.02 Closing Deliverables.

(a)
At the Closing, Seller shall deliver to Buyer the following:
(i)
a bill of sale and assignment and assumption agreement in form and substance satisfactory to Buyer (the “Bill of Sale and Assignment and Assumption Agreement”) and duly executed by Seller, transferring the Purchased Assets to Buyer and effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(ii)
tax clearance certificates from the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns in connection with the transactions contemplated by this Agreement and evidence of the payment in full or other satisfaction of any Taxes owed by Seller in those jurisdictions;
(iii)
a certificate of the Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the manager and members of Seller, which authorize the execution, delivery, and performance of this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and (B) the authenticity of attached copies of the Organizational Documents of Seller;
(iv)
a non-foreign person affidavit that complies with the requirements of Section 1445 of the Code, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
(v)
all keys, electronic codes, electronic key cards, passwords and any and all other such security devices, if applicable, to the Leased Real Property;
(vi)
a complete copy of the consent for the Power Agreement in substantially the form attached hereto as Exhibit A, duly executed by all parties thereto;
(vii)
a complete copy of the consent for the Leased Real Property in substantially the form attached hereto as Exhibit B, duly executed by all parties thereto;
(viii)
instruments transferring to Buyer title for any mobile home or vehicle compromising part of the Purchased Assets, duly executed by Seller; and
(ix)
such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i)
the Purchase Price; and
(ii)
the Bill of Sale and Assignment and Assumption Agreement duly executed by Buyer.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Seller has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite manager and member action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Purchased Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (“Person”) or require any permit, License, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller or any of the Purchased Assets are subject (including any Assumed Contract); or (e) result in the creation or imposition of any Liens on the Purchased Assets.

Section 3.03 Title to Purchased Assets. Seller has good, valid and marketable title to, or a valid leasehold or license interest in, all of the Purchased Assets, free and clear of Liens.

Section 3.04 Condition and Sufficiency of Assets. The Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such Purchased Assets are in need of maintenance or repairs except for ordinary, routine maintenance.

Section 3.05 Assumed Contracts. Each of the power agreements set forth in Schedule B (collectively, the “Power Agreements”) and each of the lease agreements set forth Schedule B (collectively, the “Lease Agreements” and together with the Power Agreements, each, an “Assumed Contract” and together, the “Assumed Contracts”) is in full force and effect and is a legal, valid and binding obligation of Seller enforceable in accordance with its terms (and will continue to be in full force and effect following the consummation of the transactions contemplated hereby). Neither Seller nor, to Knowledge of Seller, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), any Assumed Contract. There has not been any notice or threat to terminate any Assumed Contract. No event has occurred which (with or without notice or lapse of time or both) constitutes a breach or default in any material respect of, or permits termination, modification or acceleration of payment or requires any payment under, any Assumed Contract. Correct and complete copies of (i) each Assumed Contract, (ii) all material correspondence related to the Assumed Contracts, and (iii) all material documents relating to the Assumed Contracts, all Licenses, all environmental assessment reports (such as Phase I and Phase II reports) and any other environmental studies in Seller’s possession relating to the Leased Real Property or any Purchased Assets have been made available to Buyer.

Section 3.06 Real Property.

(a)
Seller does not own any real property used in connection with the Purchased Assets. Neither the whole nor any portion of the Leased Real Property has been condemned, requisitioned, expropriated or otherwise taken by any Governmental Authority and, to the Knowledge of Seller, no such condemnation, requisition, expropriation or taking is threatened or contemplated. There are no pending or, to the Knowledge of Seller, threatened changes to any applicable codes or zoning requirements affecting or against all, any portion of or adjacent to the Leased Real Property. There are no (i) public improvements which have been ordered, commenced or completed and for which an assessment may be levied against the Leased Real Property, or (ii) planned improvements which may result in any assessment against the Leased Real Property, in either case which would be the obligation of Seller. There is no Lien applicable to the Leased Real Property that would impair the current use or the occupancy of such Leased Real Property by Buyer. All buildings, structures, fixtures, and appurtenances comprising part of the Leased Real Property were constructed or installed in accordance with all Laws, are structurally sound and in good condition and repair (normal wear and tear excepted), and do not encroach on any property owned by any other Person, and there are no violations of any Law affecting any portion of the Leased Real Property, including violations of any Laws regulating building, zoning, fire, safety, environmental, traffic, flood control or health, and no notice of any such violation has been issued by any Governmental Authority.
(b)
All improvements to the Leased Real Property (including mechanical, electrical and plumbing systems serving such improvements) are in good condition and repair (normal wear and tear excepted), and such improvements are free from structural defects. There are no continuing maintenance, repair or capital improvement obligations with respect to the Leased Real Property. There are no improvements or additions that are required to be removed by the lessee upon termination of any lease or sublease relating to the Leased Real Property and there are no damages, conditions or repairs that the lessee would be obligated to repair, restore or remediate upon termination of such lease or sublease. The Leased Real Property is supplied with utilities and other services adequate for the operation of such Leased Real Property, including adequate water, storm and sanitary sewer, gas, electric, cable and telephone facilities. Seller has obtained all agreements or other rights from any other Person necessary to permit the lawful use and operation of the facilities located on the Leased Real Property or any driveways, roads and other means of egress and ingress to and from the Leased Real Property, and each such agreement or other right is in full force and effect. There is no pending or, to the Knowledge of Seller, threatened Action which could result in the modification or cancellation of such agreements or rights.

(c)
There are no outstanding options, rights of first offer or rights of first refusal to purchase or lease the Leased Real Property or any portion thereof or interest therein. The Leased Real Property is not shared by Seller, on the one hand, and any other Person, on the other hand, or used for any business other than the business including the Purchased Assets. Seller has the right to quiet enjoyment of all of the Leased Real Property. There has been no disturbance of, or challenge to, Seller’s quiet possession of any Leased Real Property for the full term of any applicable lease and any renewal option related thereto.
(d)
There is no pending or, to the Knowledge of Seller, threatened Action against or affecting the Leased Real Property.
(e)
(i) No portion of the Leased Real Property is located within a flood hazard area; (ii) no portion of the Leased Real Property constitutes wetlands; and (iii) no contaminants or other impurities which would violate any standards set by any Governmental Authority are present at the Leased Real Property.
(f)
No impact fees have been imposed, assessed or levied against the Leased Real Property; no impact fees are contemplated by any Governmental Authority to be imposed, assessed or levied against the Leased Real Property and any impact fees imposed, assessed or levied upon the Leased Real Property have been paid in full.

Section 3.07 Environmental Matters.

(a)
Seller is, and has been, in compliance with all Environmental Laws with respect to the Purchased Assets. Seller holds all Licenses required pursuant to Environmental Laws and necessary to own, lease or operate the Purchased Assets and to carry on Seller’s business as now conducted. There has not occurred any default under any such License. Seller has not received any notice from a Governmental Authority that it is (i) in violation of any Environmental Laws or (ii) subject to any Liability arising under Environmental Laws or any material investigation, remediation or corrective obligation, relating to Seller or the Purchased Assets.
(b)
There is no civil, criminal or administrative demand, notice of violation or Action with respect to Hazardous Materials or Environmental Laws that is pending or, to the Knowledge of Seller, threatened against Seller with respect to the Leased Real Property or the Purchased Assets.
(c)
With regard to the Leased Real Property or the Purchased Assets, there are no events, conditions or circumstances which would interfere with, restrict or prevent, or would be reasonably likely to interfere with, restrict or prevent operation of or use of the Leased Real Property or the Purchased Assets as currently conducted, or which would prevent compliance with Environmental Laws, or which otherwise would be reasonably likely to form the basis of any Action or notice of violation, based on or related to the Release or threatened Release into the environment of any Hazardous Materials or any violation of any Environmental Law.

Without in any way limiting the foregoing, Seller has not, nor, to the Knowledge of Seller, has any other Person Released any Hazardous Materials into the environment in violation of Environmental Laws or in quantities that would give rise to Liability on the part of Seller or require cleanup by Seller under Environmental Laws with respect to the Leased Real Property or any Purchased Assets.

Section 3.08 Legal Proceedings; Governmental Orders.

(a)
There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or by Seller: (i) relating to or affecting Seller’s business or the Purchased Assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.
(b)
There are no outstanding Governmental Orders against, relating to, or affecting Seller’s business or the Purchased Assets.

Section 3.09 Compliance with Laws. Seller is in compliance with all Laws applicable to the conduct of Seller’s business as currently conducted or the ownership and use of the Purchased Assets.

Section 3.10 Licenses. Seller holds all Licenses necessary or advisable for the lawful use and operation of the Purchased Assets. All such Licenses are in good standing and in full force and effect. Seller is in compliance with the terms of such Licenses, and no Action is pending or, to the Knowledge of Seller, threatened seeking the revocation or limitation of any such License. No condition, fact or circumstance exists that would result in, or would be likely to result in, the revocation, limitation, nonrenewal or denial of any License necessary or advisable for the lawful conduct of Seller’s business.

Section 3.11 Anti-Bribery.

(a)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has, directly or indirectly, taken any action with respect to Seller’s business that would cause Seller to be in violation of any provision of any applicable anti- bribery or anti-corruption Law.
(b)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to any Official, or to any other Person under circumstances where Seller or any of its officers, directors, agents, employees, or Persons acting on their behalf knew or had reason to know that all or a portion of such money or thing of value would be offered, promised, or given, directly or indirectly, to any Official, for the purpose of (i) influencing any act or decision of such Official in his or her official capacity, (ii) inducing such Official to do, or omit to do, any act in relation to his or her lawful duty, (iii) securing any improper advantage, or (iv) inducing such Official to influence or affect any act or decision of any Governmental Authority, in each case in order to assist Seller or any of its officers, directors, agents, employees, or Persons acting on its behalf in obtaining or retaining business for or with, or directing business to, any Person with respect to Seller’s business or the Purchased Assets.

Section 3.12 Fraudulent Conveyance. The sale of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration. Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to this Agreement. Seller is not entering into this Agreement or any of the other Transaction Documents with the intent to defraud, delay or hinder its creditors, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not have any such effect. The transactions contemplated in this Agreement or any of the other Transaction Documents will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller to any of the Purchased Assets after Closing.

Section 3.13 Transactions with Related Parties. No member, manager, officer or employee of Seller or any member of such member’s, manager’s, officer’s or employee’s immediate family, or any Affiliate thereof or any entity in which any such Person owns more than a five percent ownership interest (a) owns or has owned any interest in any Purchased Asset or any property or assets owned by Seller used in or pertaining to the Purchased Assets, (b) is a party to any Assumed Contract, (c) has had any business dealings or a direct or indirect financial interest in any transaction with Seller with respect to the Purchased Assets, or (d) owns any interest in, or is a director, officer, owner of, or lender to or borrower from, or has the right to participate in the profits of, any Person which is a competitor, supplier, customer or landlord of the Seller with respect to the Seller’s business.

Section 3.14 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller.

Section 3.15 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Buyer has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite limited liability company action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

Section 4.04 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

ARTICLE V

COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, counsel, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Purchased Assets, except to the extent that Seller can show that such information:

(a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Conduct of Business. Seller agrees that, from the date of this Agreement until the Closing Date, Seller shall conduct the operation of the Purchased Assets in the ordinary course consistent with past practice and shall use its reasonable best efforts to preserve and maintain existing relations with employees, customers, distributors, vendors and other Persons with which Seller has business relations concerning the Purchased Assets. Seller shall not take any action outside of the ordinary course of business consistent with past practice without obtaining the prior written consent of Buyer.

Section 5.03 Access to Information Prior to the Closing. During the period from the date of this Agreement through the Closing Date, Seller shall give Buyer and its accountants, counsel and other representatives access during normal business hours to the offices, facilities, properties, employees, customers, vendors, distributors, books and records of Seller as Buyer may request. As part of such access, during the period from the date of this Agreement through the Closing Date, Buyer shall have the right to contact applicable third parties, including the landlord to the Leased Real Property and power company to the Power Agreement, with respect to the transactions contemplated by this Agreement.

Section 5.04 Public Announcements. Upon execution of this Agreement, Buyer will issue a press release regarding this Agreement and the transactions contemplated hereby; provided that the parties hereto will use reasonably efforts to agree upon the text of such press release prior to its release. Except for the press release referenced in the preceding sentence and as otherwise required by Law or applicable requirements of stock exchanges, neither party shall issue any press release or public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and the parties shall use reasonable efforts to agree upon the text of any such release or announcement prior to its release.

Section 5.05 Security Deposits. Schedule C attached hereto sets forth a true, complete and correct list of all reserves, security and other deposits, advances and prepaid expenses and credits under the Assumed Contracts. Promptly following Closing, the Buyer will pay over to the Seller the aggregate amount of the expenses set forth on Schedule C.

Section 5.06 Bulk Sales Laws. The parties shall comply with any bulk sales, bulk transfer, or similar Laws, of any jurisdiction that may otherwise be applicable, including but not limited to Ga. Stat. Ann. § 48-8-46 and any amendments thereto, with respect to the sale of any or all of the Purchased Assets to Buyer (the “Bulk Sales Laws”). Any Taxes, Liens or other similar amounts incurred by, assessed against, imposed upon or otherwise due from Seller, directly or indirectly, for which Buyer could become personally liable by reason of such Bulk Sales Laws are hereinafter called “Seller’s Taxes.”. Prior to Closing, Seller shall file a final Georgia sales and use tax return and shall request tax clearance for all available Tax types and provide evidence of clearance to Buyer. Seller shall ensure prompt payment of any Seller’s Taxes prior to Closing and provide evidence of same to Buyer. Any Liabilities arising out of the failure of Buyer or Seller to comply with the requirements and provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction shall be treated as Excluded Liabilities.

Section 5.07 Transfer Taxes. All sales, use, registration, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents, if any, shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.08 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Buyer:

(a)
Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to Material Adverse Effect or as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred.
(d)
Certificate. Buyer shall have received at the Closing a certificate dated the Closing Date and validly executed by an executive officer of Seller to the effect that the conditions specified in paragraphs (a), (b) and (c) of this Section 6.01 have been satisfied.
(e)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.
(f)
Deliveries. Seller shall have delivered, or caused the delivery of, all the certificates, instruments, agreements and other documents required to be delivered to Buyer pursuant to Section 2.02(a) of this Agreement.

Section 6.02 Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Seller:

(a)
Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Buyer. Buyer shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.

ARTICLE VII

INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 7.02 Indemnification by Seller and Parent. Subject to the other terms and conditions of this Article VI, Seller and Parent shall jointly and severally indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, any and all losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto;
(c)
any Excluded Assets or any Excluded Liabilities;
(d)
any Third Party Claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing, or arising on or prior to the

Closing Date. For purposes of this Agreement, “Third Party Claim” means notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing;

(e) failure of Buyer or Seller to comply with the Bulk Sales Laws.

Section 7.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VI, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; or
(c)
any Assumed Liabilities.

Section 7.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 7.05 Cumulative Remedies. The rights and remedies provided in this Section VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing by:

(a)
Buyer and Seller by mutual written consent;
(b)
Buyer if the Closing Date shall not have occurred by the close of business on July 31, 2024;
(c)
Buyer, if Buyer is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Seller contained in this Agreement such that the conditions set forth in Sections 6.01(a) or 6.01(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Seller; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured; or
(d)
Seller, if Seller is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Buyer contained in this Agreement such that the conditions set forth in Sections 6.02(a) or 6.02(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Buyer; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured.

Section 8.02 Procedure and Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.01, written notice thereof shall forthwith be given by the terminating party to either Buyer or Seller, as applicable, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties hereto, except that the provisions of Article IX shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any Party hereto of any Liability for any breach of this Agreement, and the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) when received by the addressee if sent via electronic mail (with confirmation of transmission) if sent during normal business hours of the addressee, and on the next business day if sent after normal business hours of the addressee, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to Seller: LN Energy 6 LLC

[REDACTED].

[REDACTED]

[REDACTED]

Attn: Jian Jun Yao

Email: [REDACTED]

with a copy to: ________________

________________

Attn: ___________

Email: __________

If to Buyer: CleanSpark, Inc.

[REDACTED]

[REDACTED]

Attn: Leighton Koehler, General Counsel

Email: [REDACTED]

with a copy to: Cozen O’Connor [REDACTED]

[REDACTED]

[REDACTED]

Attn: Joseph C. Bedwick, Esq. Email: [REDACTED]

Section 9.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 9.05 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits, and the Schedules (other than an exception expressly set forth as such in the Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any purported assignment in violation of this Section shall be null and void. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 9.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)
All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America located in the State of Nevada or the courts of Nevada, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.
(b)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by DocuSign, facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

KB3 MANAGEMENT INC.

By:/s/ Jian Jun Yao

Name: Jian Jun Yao Title: Authorized Signor

Dated: 06/17/2024

LN Energy 6 LLC

By:/s/ Jian Jun Yao

Name: Jian Jun Yao

Title: Manager

Dated: 06/17/2024

CSRE PROPERTIES SANDERSVILLE, LLC

By:/s/ Zachary Bradford

Name: Zachary Bradford

Title: Manager

Dated: 06/17/2024

ASSET PURCHASE AGREEMENT

Among

LN ENERGY 7 LLC

(“Seller”), and

CSRE PROPERTIES SANDERSVILLE, LLC

(“Buyer”) and

KB3 MANAGEMENT INC.

(“Parent”)

Dated June 16, 2024

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of June 16, 2024, is entered into between CSRE Properties Sandersville, LLC, a Georgia limited liability company (“Buyer”), LN Energy 7 LLC, a Georgia limited liability company (“Seller”) and, solely for purposes of Article VII, KB3 Management Inc., a Georgia corporation (“Parent”). Capitalized terms used in this Agreement and not otherwise defined have the meanings given to such terms in Schedule A attached hereto.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell, assign, transfer, convey and deliver to Buyer, certain leases and power agreements, together with all equipment, bitcoin mining infrastructure and tenant improvements used or held for use by Seller, all as set forth on Schedule B attached hereto (the “Purchased Assets”); and

WHEREAS, Parent is the sole owner of Seller and will receive a substantial benefit in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each party hereby agrees as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, and in reliance upon the representations and warranties made by Seller to Buyer, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Liens, all of Seller’s right, title, and interest in, to, and under the Purchased Assets.

Section 1.02 Excluded Assets. Notwithstanding the foregoing, the Purchased Assets shall not include any assets not included on Schedule B attached hereto (collectively, the “Excluded Assets”).

Section 1.03 Assumed Liabilities. In connection with the purchase and sale of the Purchased Assets, and simultaneously with the sale, assignment, transfer, conveyance and delivery to Buyer, as applicable, of the Purchased Assets, at the Closing, Buyer shall assume and pay, discharge and perform, as and when due only the Liabilities of Seller that arise on or after Closing under each Assumed Contract (collectively, the “Assumed Liabilities”).

Section 1.04 Excluded Liabilities. EXCEPT FOR THE ASSUMED LIABILITIES, BUYER SHALL NOT AND DOES NOT ASSUME ANY LIABILITIES OF SELLER (OR ANY PREDECESSOR OF SELLER OR ANY PRIOR OWNER OF ALL OR ANY PART OF THE SELLER’S BUSINESS OR THE PURCHASED ASSETS) OR ITS AFFILIATES, WHETHER

OR NOT ARISING OUT OF OR RELATING TO THE PURCHASED ASSETS OR SELLER’S BUSINESS OR ANY OTHER ASSETS OF SELLER OR ITS AFFILIATES. ALL SUCH LIABILITIES (“EXCLUDED LIABILITIES”) SHALL AFTER CLOSING REMAIN THE EXCLUSIVE RESPONSIBILITY OF SELLER OR ITS AFFILIATES (AS APPLICABLE) AND SELLER SHALL PAY AND DISCHARGE SUCH LIABILITIES AS AND WHEN DUE.

Section 1.05 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $3,200,000 (the “Purchase Price”). Buyer shall pay the Purchase Price by wire transfer to Seller of immediately available funds in accordance with the wire transfer instructions provided by Seller to Buyer at least two (2) days prior to Closing.

Section 1.06 Allocation of Purchase Price. The Purchase Price and the Assumed Liabilities shall be allocated as Buyer shall determine in its reasonable discretion (the “Purchase Price Allocation”). The Purchase Price Allocation shall be prepared in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and Buyer shall provide such Purchase Price Allocation to Seller following its preparation. Buyer and Seller shall file all returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (“Tax Returns”) in a manner consistent with the Purchase Price Allocation.

Section 1.07 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE II

CLOSING

Section 2.01 Closing. The consummation of the transactions contemplated by this Agreement (the “Closing”) shall, unless otherwise agreed to in writing by Buyer and Seller, take place via fax, .pdf or other electronic transmission of signature pages and other deliveries at the Closing, on the later of (a) the date that is three (3) business days after the conditions set forth in Article VI that are required to be satisfied prior to Closing have been satisfied or waived (other than those to be satisfied at the Closing, but subject to their satisfaction or waiver at the Closing), and (b) such other date and time as to which Buyer and Seller agree in writing. The date of the Closing is referred to herein as the “Closing Date.” The Closing shall be effective for all purposes as of 12:01 a.m. eastern time on the Closing Date.

Section 2.02 Closing Deliverables.

(a)
At the Closing, Seller shall deliver to Buyer the following:
(i)
a bill of sale and assignment and assumption agreement in form and substance satisfactory to Buyer (the “Bill of Sale and Assignment and Assumption Agreement”) and duly executed by Seller, transferring the Purchased Assets to Buyer and effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities;

(ii)
tax clearance certificates from the taxing authorities in the jurisdictions that impose Taxes on Seller or where Seller has a duty to file Tax Returns in connection with the transactions contemplated by this Agreement and evidence of the payment in full or other satisfaction of any Taxes owed by Seller in those jurisdictions;
(iii)
a certificate of the Secretary (or equivalent officer) of Seller certifying as to (A) the resolutions of the manager and members of Seller, which authorize the execution, delivery, and performance of this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby, and (B) the authenticity of attached copies of the Organizational Documents of Seller;
(iv)
a non-foreign person affidavit that complies with the requirements of Section 1445 of the Code, duly executed by Seller and in form and substance reasonably satisfactory to Buyer;
(v)
a complete copy of the consent for the Power Agreement in substantially the form attached hereto as Exhibit A, duly executed by all parties thereto;
(vi)
receipt of the written consent of the Landlord under that certain Land
Lease Agreement dated June 2, 2022, between The Altamaha Electric Membership Corporation (“Landlord”) and LN Energy 5 LLC, pursuant to which Landlord has leased to LN Energy 5 LLC certain premises containing approximately 10.00 acres, more or less, having an address of 430 Davis Road, in the City of Vidalia, Toombs County, Georgia 30474;
(vii)
instruments transferring to Buyer title for any mobile home or vehicle compromising part of the Purchased Assets, duly executed by Seller; and
(viii)
such other customary instruments of transfer or assumption, filings, or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i)
the Purchase Price; and
(ii)
the Bill of Sale and Assignment and Assumption Agreement duly executed by Buyer.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Seller. Seller is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Seller has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite manager and member action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Purchased Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (“Person”) or require any permit, License, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller or any of the Purchased Assets are subject (including any Assumed Contract); or (e) result in the creation or imposition of any Liens on the Purchased Assets.

Section 3.03 Title to Purchased Assets. Seller has good, valid and marketable title to, or a valid leasehold or license interest in, all of the Purchased Assets, free and clear of Liens.

Section 3.04 Condition and Sufficiency of Assets. The Purchased Assets are in good condition and are adequate for the uses to which they are being put, and none of such Purchased Assets are in need of maintenance or repairs except for ordinary, routine maintenance.

Section 3.05 Assumed Contracts. Each of the power agreements set forth in Schedule B (collectively, the “Power Agreements”) and each of the lease agreements set forth Schedule B (collectively, the “Lease Agreements” and together with the Power Agreements, each, an “Assumed Contract” and together, the “Assumed Contracts”) is in full force and effect and is a legal, valid and binding obligation of Seller enforceable in accordance with its terms (and will continue to be in full force and effect following the consummation of the transactions contemplated hereby). Neither Seller nor, to Knowledge of Seller, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under), any Assumed Contract. There has not been any notice or threat to terminate any Assumed Contract. No event has occurred which (with or without notice or lapse of time or both) constitutes a breach or default in any material respect of, or permits termination, modification or acceleration of payment or requires any payment under, any Assumed Contract. Correct and complete copies of (i) each Assumed Contract, (ii) all material correspondence related to the Assumed Contracts, and (iii) all material documents relating to the Assumed Contracts, all Licenses, all environmental assessment reports (such as Phase I and Phase II reports) and any other environmental studies in Seller’s possession relating to the Leased Real Property or any Purchased Assets have been made available to Buyer.

Section 3.06 Real Property.

Seller does not own or lease any real property used in connection with the Purchased Assets.

Section 3.07 Environmental Matters.

(a)
Seller is, and has been, in compliance with all Environmental Laws with respect to the Purchased Assets. Seller holds all Licenses required pursuant to Environmental Laws and necessary to own, lease or operate the Purchased Assets and to carry on Seller’s business as now conducted. There has not occurred any default under any such License. Seller has not received any notice from a Governmental Authority that it is (i) in violation of any Environmental Laws or (ii) subject to any Liability arising under Environmental Laws or any material investigation, remediation or corrective obligation, relating to Seller or the Purchased Assets.
(b)
There is no civil, criminal or administrative demand, notice of violation or
Action with respect to Hazardous Materials or Environmental Laws that is pending or, to the
Knowledge of Seller, threatened against Seller with respect to the Purchased Assets.
(c)
With regard to the Purchased Assets, there are no events, conditions or circumstances which would interfere with, restrict or prevent, or would be reasonably likely to interfere with, restrict or prevent operation of or use of the Purchased Assets as currently conducted, or which would prevent compliance with Environmental Laws, or which otherwise would be reasonably likely to form the basis of any Action or notice of violation, based on or related to the Release or threatened Release into the environment of any Hazardous Materials or any violation of any Environmental Law. Without in any way limiting the foregoing, Seller has not, nor, to the Knowledge of Seller, has any other Person Released any Hazardous Materials into the environment in violation of Environmental Laws or in quantities that would give rise to
Liability on the part of Seller or require cleanup by Seller under Environmental Laws with respect to the Purchased Assets.

Section 3.08 Legal Proceedings; Governmental Orders.

(a)
There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the Knowledge of Seller, threatened against or by Seller: (i) relating to or affecting Seller’s business or the Purchased Assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b)
There are no outstanding Governmental Orders against, relating to, or affecting Seller’s business or the Purchased Assets.

Section 3.09 Compliance with Laws. Seller is in compliance with all Laws applicable to the conduct of Seller’s business as currently conducted or the ownership and use of the Purchased Assets.

Section 3.10 Licenses. Seller holds all Licenses necessary or advisable for the lawful use and operation of the Purchased Assets. All such Licenses are in good standing and in full force and effect. Seller is in compliance with the terms of such Licenses, and no Action is pending or, to the Knowledge of Seller, threatened seeking the revocation or limitation of any such License. No condition, fact or circumstance exists that would result in, or would be likely to result in, the revocation, limitation, nonrenewal or denial of any License necessary or advisable for the lawful conduct of Seller’s business.

Section 3.11 Anti-Bribery.

(a)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has, directly or indirectly, taken any action with respect to Seller’s business that would cause Seller to be in violation of any provision of any applicable anti- bribery or anti-corruption Law.
(b)
Neither Seller nor any of its officers, directors, agents, employees or other Person acting on behalf of Seller, has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value to any Official, or to any other Person under circumstances where Seller or any of its officers, directors, agents, employees, or Persons acting on their behalf knew or had reason to know that all or a portion of such money or thing of value would be offered, promised, or given, directly or indirectly, to any Official, for the purpose of (i) influencing any act or decision of such Official in his or her official capacity, (ii) inducing such Official to do, or omit to do, any act in relation to his or her lawful duty, (iii) securing any improper advantage, or (iv) inducing such Official to influence or affect any act or decision of any Governmental Authority, in each case in order to assist Seller or any of its officers, directors, agents, employees, or Persons acting on its behalf in obtaining or retaining business for or with, or directing business to, any Person with respect to Seller’s business or the Purchased Assets.

Section 3.12 Fraudulent Conveyance. The sale of the Purchased Assets pursuant to this Agreement is made in exchange for fair and equivalent consideration. Seller is not now insolvent and will not be rendered insolvent by the sale, transfer and assignment of the Purchased Assets pursuant to this Agreement. Seller is not entering into this Agreement or any of the other Transaction Documents with the intent to defraud, delay or hinder its creditors, and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not have any such effect. The transactions contemplated in this Agreement or any of the other Transaction Documents will not constitute a fraudulent conveyance, or otherwise give rise to any right of any creditor of Seller to any of the Purchased Assets after Closing.

Section 3.13 Transactions with Related Parties. No member, manager, officer or employee of Seller or any member of such member’s, manager’s, officer’s or employee’s immediate family, or any Affiliate thereof or any entity in which any such Person owns more than a five percent ownership interest (a) owns or has owned any interest in any Purchased Asset or any property or assets owned by Seller used in or pertaining to the Purchased Assets, (b) is a party to any Assumed Contract, (c) has had any business dealings or a direct or indirect financial interest in any transaction with Seller with respect to the Purchased Assets, or (d) owns any interest in, or is a director, officer, owner of, or lender to or borrower from, or has the right to participate in the profits of, any Person which is a competitor, supplier, customer or landlord of the Seller with respect to the Seller’s business.

Section 3.14 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller.

Section 3.15 Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Georgia. Buyer has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite limited liability company action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the Organizational Documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

Section 4.04 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

ARTICLE V

COVENANTS

Section 5.01 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective directors, officers, employees, consultants, counsel, accountants, and other agents (“Representatives”) to hold, in confidence any and all information, whether written or oral, concerning the Purchased Assets, except to the extent that Seller can show that such information:

(a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual, or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Conduct of Business. Seller agrees that, from the date of this Agreement until the Closing Date, Seller shall conduct the operation of the Purchased Assets in the ordinary course consistent with past practice and shall use its reasonable best efforts to preserve and maintain existing relations with employees, customers, distributors, vendors and other Persons with which Seller has business relations concerning the Purchased Assets. Seller shall not take any action outside of the ordinary course of business consistent with past practice without obtaining the prior written consent of Buyer.

Section 5.03 Access to Information Prior to the Closing. During the period from the date of this Agreement through the Closing Date, Seller shall give Buyer and its accountants, counsel and other representatives access during normal business hours to the offices, facilities, properties, employees, customers, vendors, distributors, books and records of Seller as Buyer may request. As part of such access, during the period from the date of this Agreement through the Closing Date, Buyer shall have the right to contact applicable third parties, including the landlord to the Leased Real Property and power company to the Power Agreement, with respect to the transactions contemplated by this Agreement.

Section 5.04 Public Announcements. Upon execution of this Agreement, Buyer will issue a press release regarding this Agreement and the transactions contemplated hereby; provided that the parties hereto will use reasonably efforts to agree upon the text of such press release prior to its release. Except for the press release referenced in the preceding sentence and as otherwise required by Law or applicable requirements of stock exchanges, neither party shall issue any press release or public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and the parties shall use reasonable efforts to agree upon the text of any such release or announcement prior to its release.

Section 5.05 Security Deposits. Schedule C attached hereto sets forth a true, complete and correct list of all reserves, security and other deposits, advances and prepaid expenses and credits under the Assumed Contracts. Promptly following Closing, the Buyer will pay over to the Seller the aggregate amount of the expenses set forth on Schedule C.

Section 5.06 Bulk Sales Laws. The parties shall comply with any bulk sales, bulk transfer, or similar Laws, of any jurisdiction that may otherwise be applicable, including but not limited to Ga. Stat. Ann. § 48-8-46 and any amendments thereto, with respect to the sale of any or all of the Purchased Assets to Buyer (the “Bulk Sales Laws”). Any Taxes, Liens or other similar amounts incurred by, assessed against, imposed upon or otherwise due from Seller, directly or indirectly, for which Buyer could become personally liable by reason of such Bulk Sales Laws are hereinafter called “Seller’s Taxes.”. Prior to Closing, Seller shall file a final Georgia sales and use tax return and shall request tax clearance for all available Tax types and provide evidence of clearance to Buyer. Seller shall ensure prompt payment of any Seller’s Taxes prior to Closing and provide evidence of same to Buyer. Any Liabilities arising out of the failure of Buyer or Seller to comply with the requirements and provisions of any bulk sales, bulk transfer, or similar Laws of any jurisdiction shall be treated as Excluded Liabilities.

Section 5.07 Transfer Taxes. All sales, use, registration, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents, if any, shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

Section 5.08 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Buyer:

(a)
Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to Material Adverse Effect or as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Seller. Seller shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
Material Adverse Effect. Since the date hereof, no Material Adverse Effect shall have occurred.
(d)
Certificate. Buyer shall have received at the Closing a certificate dated the Closing Date and validly executed by an executive officer of Seller to the effect that the conditions specified in paragraphs (a), (b) and (c) of this Section 6.01 have been satisfied.
(e)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.
(f)
Deliveries. Seller shall have delivered, or caused the delivery of, all the certificates, instruments, agreements and other documents required to be delivered to Buyer pursuant to Section 2.02(a) of this Agreement.

Section 6.02 Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction on or prior to the Closing of all of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Seller:

(a)
Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement (i) shall be true and correct when made, and (ii) that are qualified as to materiality shall be true and correct in all respects and that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date (except to the extent that such representations and warranties were made as of another date).
(b)
Performance of Obligations of Buyer. Buyer shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing.
(c)
No Injunctions or Restraints, Illegality. No Laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a Governmental Authority of competent jurisdiction shall be in effect having the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby.

ARTICLE VII

INDEMNIFICATION

Section 7.01 Survival. All representations, warranties, covenants, and agreements contained herein and all related rights to indemnification shall survive the Closing.

Section 7.02 Indemnification by Seller and Parent. Subject to the other terms and conditions of this Article VI, Seller and Parent shall jointly and severally indemnify and defend each of Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, any and all losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees (collectively, “Losses”), incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto;
(c)
any Excluded Assets or any Excluded Liabilities;
(d)
any Third Party Claim based upon, resulting from, or arising out of the business, operations, properties, assets, or obligations of Seller or any of its Affiliates (other than the Purchased Assets or Assumed Liabilities) conducted, existing, or arising on or prior to the Closing Date. For purposes of this Agreement, “Third Party Claim” means notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing;

(e) failure of Buyer or Seller to comply with the Bulk Sales Laws.

Section 7.03 Indemnification by Buyer. Subject to the other terms and conditions of this Article VI, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, or with respect to:

(a)
any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement, any other Transaction Document, or any schedule, certificate, or exhibit related thereto, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);
(b)
any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement; or
(c)
any Assumed Liabilities.

Section 7.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 7.05 Cumulative Remedies. The rights and remedies provided in this Section VII are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

ARTICLE VII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Closing by:

(a)
Buyer and Seller by mutual written consent;
(b)
Buyer if the Closing Date shall not have occurred by the close of business on July 31, 2024;
(c)
Buyer, if Buyer is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Seller contained in this Agreement such that the conditions set forth in Sections 6.01(a) or 6.01(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Seller; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured; or
(d)
Seller, if Seller is not in material breach of its obligations under this Agreement and there has been a breach of a representation, warranty, covenant or agreement of Buyer contained in this Agreement such that the conditions set forth in Sections 6.02(a) or 6.02(b) hereof would not be satisfied, and such breach has not been cured within twenty (20) calendar days after written notice thereof to Buyer; provided, however, that no cure period shall be required for a breach which by its nature cannot be cured.

Section 8.02 Procedure and Effect of Termination. In the event of a termination of this Agreement pursuant to Section 8.01, written notice thereof shall forthwith be given by the terminating party to either Buyer or Seller, as applicable, and this Agreement shall thereupon terminate and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties hereto, except that the provisions of Article IX shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any Party hereto of any Liability for any breach of this Agreement, and the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 9.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) when received by the addressee if sent via electronic mail (with confirmation of transmission) if sent during normal business hours of the addressee, and on the next business day if sent after normal business hours of the addressee, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

If to Seller: LN Energy 7 LLC

[REDACTED].

[REDACTED]

[REDACTED]

Attn: Jian Jun Yao

Email: [REDACTED]

with a copy to: ________________

________________

Attn: ___________

Email: __________

If to Buyer: CleanSpark, Inc.

[REDACTED]

[REDACTED]

Attn: Leighton Koehler, General Counsel

Email: [REDACTED]

with a copy to: Cozen O’Connor [REDACTED]

[REDACTED]

[REDACTED]

Attn: Joseph C. Bedwick, Esq. Email: [REDACTED]

Section 9.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 9.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 9.05 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits, and the Schedules (other than an exception expressly set forth as such in the Schedules), the statements in the body of this Agreement will control.

Section 9.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any purported assignment in violation of this Section shall be null and void. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 9.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 9.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)
All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America located in the State of Nevada or the courts of Nevada, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.
(b)
EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (II) EACH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by DocuSign, facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

KB3 MANAGEMENT INC.

By:/s/ Jian Jun Yao

Name: Jian Jun Yao Title: Authorized Signor

Dated: 06/17/2024

LN Energy 7 LLC

By:/s/ Jian Jun Yao

Name: Jian Jun Yao

Title: Manager

Dated: 06/17/2024

CSRE PROPERTIES SANDERSVILLE, LLC

By:/s/ Zachary Bradford

Name: Zachary Bradford

Title: Manager

Dated: 06/17/2024